SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
    -------------------------------------------------------------------------

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                           Filed by the Registrant [ ]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement               [X] Definitive Proxy Statement
[ ] Definitive Additional Materials           [ ] Soliciting Materials Pursuant
[ ] Confidential, for use of the                  to Section 240.14a-11(c)or
    Commission Only (as permitted by              Section 240.14a-12
    Rule 14a-6(e)(2))

                                 PALADYNE CORP.
        -----------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
        -----------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                            if other than Registrant)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.
         1) Title of each class of securities to which transaction applies:_____________________
         2) Aggregate number of securities to which transaction applies:_____________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):____________________
         4) Proposed maximum aggregate value of transaction:____________________
         5) Total fee paid:__________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.
         1) Amount Previously Paid:_______________________
         2) Form, Schedule or Registration Statement No.:_______________________
         3) Filing Party:____________________
         4) Date Filed:_____________________

                          [Paladyne Corp. Letterhead]


Letter from the CEO


Dear Stockholders:


You are asked to participate in a momentous change for Paladyne Corp. as described in detail in the enclosed Proxy Statement. Subject to stockholder approval, Management proposes to accept an offer to grant controlling interest of the Company to Market Holdings. We believe this action will result in a positive financial situation, increased value for shareholders, and increased business for the company.

We have struggled for additional financing over the past year in a difficult environment for investment. While we succeeded to some degree through a private placement, we achieved less then the required amount of financing needed to sustain the business. The offer from Market Holdings includes actions needed for the Company to realize its potential. I have agreed to vote my shares in support of the proposals, and ask that you do the same.

Sincerely,


/s/Terrence J. Leifheit
Terrence J. Leifheit
President and CEO

                                 PALADYNE CORP.

                   NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 4, 2003

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of PALADYNE CORP., a Delaware corporation (the "Company"), will be held at [the Company's offices at 1650A Gum Branch Road, Jacksonville, North Carolina,] on February 4, 2003 at 10:00 A.M., local time, for the following purposes:

         1. To authorize a one-for-ten reverse stock split of the outstanding Common Stock.

         2. To approve the Stock Purchase Agreement dated January 9, 2003, among the Company and WAG Holdings, LLC, Glen H. Hammer and A. Randall Barkowitz (the "Buyers"), and the transactions contemplated thereby, including, without limitation, the sale to the Buyers of a number of shares of Common Stock equal to 70% of the post-reverse split, fully diluted shares outstanding of the Company.

         3. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to "Market Central, Inc."

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         A Proxy Statement describing the matters to be considered at this Meeting is attached to this Notice.

         Only stockholders of record of the Company's Common Stock, Series A Preferred Stock, Series C Preferred Stock, and Series D Preferred Stock at the close of business on January 2, 2003, which has been fixed as the record date for the Meeting, shall be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, YOU ARE RESPECTFULLY REQUESTED BY THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO EXECUTE PROXIES RETAIN THE RIGHT TO REVOKE THEM AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                        By Order of the Board of Directors,

                                        James Rapp, Secretary
Jacksonville, North Carolina
January 10, 2003

         IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK OR PREFERRED STOCK TO BE VOTED, YOU ARE REQUIRED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                                 PALADYNE CORP.

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 4, 2003

         This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of PALADYNE CORP., a Delaware corporation (the "Company"), to be voted at a Special Meeting of Stockholders of the Company (the "Meeting") to be held on February 4, 2003, or at such other time to which the Meeting may be adjourned, at the location and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

         This Proxy Statement, Notice and accompanying Proxy are first being sent or given to the Company's stockholders on or about January 13, 2003.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 2002 accompanies this Proxy Statement.

                       VOTING SECURITIES AND VOTE REQUIRED

         Record Date

         Only stockholders of record at the close of business on January 2, 2003 (the "Record Date") of the common stock, $.001 par value (the "Common Stock"), the Series A Convertible Preferred Stock, $.001 par value, the Series C Convertible Preferred Stock, $.001 par value, and the Series D Convertible Preferred Stock, $.001 par value, of the Company are entitled to notice of, and to vote the shares held by them on such date at the Meeting and any adjournments thereof.

         Voting Securities

         On the Record Date, the Company had issued and outstanding 16,709,351 shares of Common Stock, 137,143 shares of Series A Preferred Stock, 1,000,101 shares of Series C Preferred Stock and 1,000,000 shares of Series D Preferred Stock. There was no other class of voting securities outstanding at that date. The Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are sometimes collectively referred to in this Proxy Statement as the "Preferred Stock," and the Common Stock and Preferred Stock are sometimes collectively referred to as the "Voting Securities."

         Each share of Common Stock and Series A Preferred Stock held by a stockholder entitles such holder to one vote upon each matter that is voted upon at the Meeting. Each share of Series C Preferred Stock and Series D Preferred Stock held by a stockholder entitles such holder to ten votes upon each matter that is voted upon at the Meeting. All of the Voting Securities will vote together as a single class on the matters coming before the Meeting specified in this Proxy Statement.

         At the Meeting, when the Series C Preferred Stock and the Series D Preferred stock vote together with the Common Stock and Series A Preferred Stock as one class, all such shares would represent an aggregate of 36,847,504 votes.

         As of the Record Date, Terrence J. Leifheit, the Company's Chairman, President, Chief Executive Officer and Chief Operating Officer, had the right to vote 8,090,000 shares of Common Stock, 14,819 shares of Series C Preferred Stock and 1,000,000 shares of Series D Preferred Stock, representing an aggregate of 18,238,188 votes, giving him the right to vote 49.5% of the Voting Securities at the Meeting. Pursuant to a Voting Agreement described under "Proposal 2 -Agreements with the Buyers - Voting Agreement," Mr. Leifheit has agreed to vote all Voting Securities owned by him in favor of the three Proposals described below, thereby virtually assuring their approval. There is no separate requirement that these Proposals also have to be approved by a majority of the Voting Securities held by the unaffiliated stockholders.

         Quorum

         The presence, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast by holders of all Voting Securities, voting as one class, is necessary to constitute a quorum at the Meeting. Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         Voting

         The affirmative vote by holders of a majority of the votes cast at the Meeting is required to approve the Stock Purchase Agreement described in Proposal 2 (the "Stock Purchase Agreement") and the transactions contemplated thereby. The affirmative vote by holders of a majority of the outstanding Voting Securities is required to approve the reverse stock split and the name change. A broker "non-vote" would have the effect of a vote AGAINST each of these two latter proposals.

         If you are the beneficial owner, but not the registered holder of Voting Securities, you cannot vote directly those Securities at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank. Alternatively, if you wish to vote at the Meeting, you must obtain from the entity that is the record holder of your shares a proxy issued in your name.

         At the Meeting, ballots will be distributed with respect to each proposal to persons who have not previously delivered a proxy and to persons who had delivered proxies but who want to change their votes. The ballots will be tallied, the votes being in three categories: FOR, AGAINST or ABSTAIN.

         Proxies

         Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the Meeting the opportunity to do so whether or not they choose to attend the Meeting in person.

         If the enclosed proxy is properly executed and returned to the Company and not revoked, it will be voted in accordance with the instructions therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote FOR the reverse stock split, FOR the approval of the Stock Purchase Agreement and FOR the change of corporate name and as recommended by the Board of Directors with regard to any other matter which properly comes before the Meeting or, if no such recommendation is given, in their own discretion.

         If you execute and return a Proxy you may revoke it at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attending the Meeting and voting in person, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by your Proxy.

         The Company is paying the cost of soliciting the Proxies, consisting of the printing, handling and mailing of the Proxy and related materials, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of Voting Securities.

         In order to ensure that there is a quorum and a sufficient vote on the Proposals, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or mail. These persons will receive no extra compensation for their services. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

                    BENEFICIAL OWNERSHIP OF VOTING SECURITIES

         The following table sets forth information, to the best of the Company's knowledge, as of the Record Date, with respect to the beneficial ownership of the Company's Voting Securities by (i) each person known by the Company to own beneficially more than 5% of the outstanding Voting Securities,
(ii) each present director and executive officer of the Company and (iii) all directors and executive officers as a group:


                                      AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)
                                                                                       PERCENT OF
NAME AND ADDRESS                         SERIES C           SERIES D        COMMON       VOTING
OF BENEFICIAL OWNER+                  PREFERRED STOCK   PREFERRED STOCK      STOCK    SECURITIES(2)
--------------------                  ---------------   ---------------     ------    -------------

Terrence J. Leifheit* (3)                  14,819         1,000,000       8,433,987        50.0%
Gibralter Publishing, Inc. (4)
1650A Gum Branch Road
Jacksonville, NC 28540                        -0-         1,000,000             -0-        27.1%
Ronald L. Weindruch (5)
3020 Alatka Court
Longwood, FL 32779                          6,000               -0-       1,805,451         5.0%
William Hadel* (6)                            -0-               -0-         474,229         1.3%
William P. O'Reilly* (7)                   30,000               -0-         149,669         1.2%
Kenneth H. Horn* (8)                        6,000               -0-         215,417         0.7%
James L. McGovern* (9)                      6,000               -0-         130,833         0.5%
Clifford A. Clark* (10)                     6,000               -0-          78,053         0.4%
William E. Willis, Jr.* (11)               15,000               -0-          66,670         0.6%
Robert Hornbuckle* (12)                       -0-               -0-         141,952         0.4%
All directors and executive
officers as a group (8 persons in
group) (13)                                77,819         1,000,000       9,690,810        54.2%


-------------------------
*      Director and/or Executive Officer
+      Unless otherwise indicated the address of the holder is c/o Paladyne Corp., 1650A Gum
       Branch Road, Jacksonville, NC  28540.


                                       4

(Footnotes Continued)

(1) Unless otherwise indicated in the notes below, the Company has been advised that each person above has sole voting and investment power over the shares indicated above. Ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of the Record Date and assumes the exercise of any stock options and warrants held by such person (but not by anyone else) exercisable within sixty days of the Record Date. None of the persons listed above beneficially owns any shares of Series A Preferred Stock.

(2) Based upon one vote for each outstanding share of Common Stock and Series A Preferred Stock, and ten votes for each outstanding share of Series C Preferred Stock and Series D Preferred Stock.

(3) Includes: (i) 6,351,690 shares of Common Stock owned directly, (ii) 1,268,310 shares of Common Stock held in a Voting Trust for which Mr. Leifheit is the sole voting trustee, (iii) 1,000,000 shares of Series D Preferred Stock held by Gibralter Publishing, Inc., a corporation controlled by Mr. Leifheit, (iv) 470,000 shares owned by certain of Mr. Leifheit's relatives as to which he has voting power and (v) 343,987 shares that may be acquired by Mr. Leifheit pursuant to the exercise of stock purchase options and warrants exercisable within sixty days. Does not include (i) 3,743,610 shares of Common Stock underlying warrants owned directly or (ii) 311,514 shares of Common Stock underlying warrants held in trust for the benefit of Mr. Leifheit's minor children and which warrants are not presently exercisable.

(4) Gibralter Publishing is a corporation controlled by Mr. Leifheit. Does not include 10,000,000 shares of Common Stock underlying warrants which are not presently exercisable.

(5) Includes 100,000 shares of stock held in the names of Mr. Weindruch's children, and 1,500,000 held in trusts for which Mr. Weindruch acts as trustee. Includes 205,451 shares that may be acquired by Mr. Weindruch pursuant to the exercise of stock purchase options and warrants exercisable within sixty days.

(6) Includes 29,229 shares that may be acquired by Mr. Hadel pursuant to the exercise of stock purchase options and warrants exercisable within sixty days.

(7) Includes 149,669 shares that may be acquired by Mr. O'Reilly pursuant to the exercise of stock purchase options and warrants exercisable within sixty days.

(8) Includes (i) 123,000 shares underlying stock options exercisable within sixty days of the Record Date and (ii) 92,418 shares held by a corporation controlled by Mr. Horn.

(9) Includes 145,833 shares underlying stock options exercisable within sixty days of the Record Date.

(10) Includes 78,053 shares underlying stock options exercisable within sixty days of the Record Date.

(11) Includes 66,670 shares underlying stock options exercisable within sixty days of the Record Date.

(12) Includes 11,952 shares underlying stock options exercisable within sixty days of the Record Date.

(13)   See Notes (3), (6), (7), (8), (9), (10), (11) and (12).



         In addition to their current holdings, following the closing of the Stock Purchase, each Board member listed in the table above, as well as any new Board members that are appointed upon the closing of the transactions contemplated in this Proxy Statement, will receive options to purchase 10,000 shares of Common Stock on a post-reverse split basis. For further information about the appointment of new directors, see "Proposal 2 - Approve the Stock Purchase Agreement - Composition of the Board of Directors," below.


                                   PROPOSAL 1

             AUTHORIZE A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY'S
                            OUTSTANDING COMMON STOCK

BACKGROUND

         The Board of Directors considered and unanimously authorized, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to effect a one-for-ten reverse split of the Company's outstanding Common Stock (the "Reverse Split"). The primary reasons for the Reverse Split are to reduce the number of outstanding shares of Common Stock in an effort to improve the future marketability and liquidity of the Common Stock and also to fulfill a condition to the sale of Common Stock to the Buyers pursuant to the Stock Purchase Agreement. Approval of the Stock Purchase Agreement is Proposal 2 in this Proxy Statement. If either Proposal 2 is not approved by the stockholders, or if Proposal 2 is approved but the sale of Common Stock to the Buyers pursuant to the Stock Purchase Agreement fails to close for any reason, then, in either event, the Company will not implement the Reverse Split notwithstanding stockholder approval of this Proposal 1.

         If stockholders approve this proposal and also the proposal to approve the Stock Purchase Agreement, the Reverse Split would become effective immediately prior to the closing of the Stock Purchase Agreement, assuming the conditions precedent to that closing have been satisfied. One of the conditions precedent to the Buyers' obligation to consummate the Stock Purchase is the Reverse Split having been effected. The text of the form of amendment to the Company's Certificate of Incorporation to effect the Reverse Split is set forth in Exhibit A to this Proxy Statement.

         There are presently 75,000,000 shares of Common Stock authorized, of which 16,709,351 shares were issued and outstanding on the Record Date. In addition, the Company has reserved a total of 28,370,160 additional shares of Common Stock for issuance, as follows: (i) 92,381 shares upon the conversion of the outstanding Series A Preferred Stock, (ii) 10,001,006 shares upon the conversion of the Series C Preferred Stock, (iii) 10,000,000 shares upon the conversion of the Series D Preferred Stock, (iv) 7,476,773 shares to be issued upon exercise of outstanding warrants and options; and (v) 800,000 shares reserved for issuance to holders of the Series C Preferred Stock as an inducement to convert their shares into Common Stock (see "Proposal 2 - Issuance of Common Stock to Induce Conversion of Series C Preferred Stock"). This leaves a total of 29,920,489 shares of authorized and unreserved Common Stock, which is less than the number of shares that would be required to complete the sale of Common Stock to the Buyers under the Stock Purchase Agreement, absent the Reverse Split.

         The Company also desires to have additional authorized shares for future capital raising, possible acquisitions and underlying options which may be granted to employees and other persons, although the Company has no current plans for any such issuances other than described above and pursuant to the Stock Purchase Agreement.

         Instead of increasing the number of authorized shares of Common Stock, the Reverse Split will reduce the number of outstanding shares to permit the issuance of the shares of Common Stock and certain warrants to the Buyers under the Stock Purchase Agreement and to holders of the outstanding options and warrants upon their exercise.

         In the event this Proposal is not adopted, the Company would not be able to complete the proposed sale of Common Stock to the Buyers, which could subject the Company to payment of a termination fee and other consequences described further in Proposal 2. In the event this Proposal is adopted but the Stock Purchase Agreement is not approved, the Board of Directors may determine not to effect the Reverse Split.

PURPOSES AND EFFECTS OF THE REVERSE SPLIT

         Consummation of the Reverse Split will not alter the number of authorized shares of Common Stock, which will remain 75,000,000 shares, $.001 par value, although the aggregate par value of the issued and outstanding Common Stock would be reduced. Consummation of the Reverse Split will not have any federal tax consequences to stockholders. Consummation of the Reverse Split will not affect the Company's registration under the Securities Exchange Act of 1934.

         The Company's Common Stock is quoted on the OTC Bulletin Board under the symbol PLDY. On the Record Date, the reported closing price of the Common Stock on the OTC Bulletin Board was $0.17 per share.

         The Company's Board of Directors believes that the current per share price of the Common Stock limits the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Split.

         As previously stated, another reason for the Reverse Split is to fulfill a closing condition required by the Buyers under the Stock Purchase Agreement. The Reverse Split would subject the present stockholders to further dilution upon the issuance of the Common Stock to the Buyers, and also would reduce the "public float" of the Common Stock. Although the issuance of the Common Stock upon closing of the Stock Purchase Agreement will increase the number of outstanding shares, it will not immediately increase the "public float" as the Common Stock to be issued to the Buyers would be restricted on resale absent an effective registration statement under the Securities Act of 1933. The Stock Purchase Agreement contains a covenant requiring the Company to file a registration statement upon the request of the Buyers to cover the resale of those shares.

         An increase in the trading price of the Common Stock would generally be expected immediately upon effectiveness of the Reverse Split. However, given the numerous factors and contingencies that could affect the trading price of the Common Stock, including the issuance of the large block of shares to the Buyers, there can be no assurance that after the Reverse Split the Common Stock would trade at such higher price for a sustained period of time. In particular, there can be no assurance that the price for shares of the Company's Common Stock after the Reverse Stock Split, or for any sustained period of time thereafter, would be ten times the price for shares of the Common Stock immediately prior to the Reverse Stock Split.

         The Reverse Split would have the following effects upon the number of shares of Common Stock outstanding and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date).

                                                                                               Unissued and
                                                 Common                                      Authorized Common
                                           Stock Outstanding1       Reserved Shares2              Stock3
                                           -----------------        ---------------          -----------------
Currently                                      36,802,738               8,276,773                 29,920,489
Following Reverse Split                         3,680,274                 827,678                 70,492,048
Following Sale of Common
   Stock to the Buyers                         12,561,014                 827,678                 61,611,308


---------------------
1 Assumes the conversion of all outstanding shares of Preferred Stock into Common Stock.
2 Represents shares underlying presently exercisable options and warrants and shares reserved for issuance to holders of Series C Preferred Stock as an inducement to convert their shares. See "Proposal 2 - Approve the Stock Purchase Agreement - Issuance of Common Stock to Induce Conversion of Series C Preferred Stock."
3        Based upon 75,000,000 shares as presently authorized.



         At the effective date of the Reverse Split, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into one-tenth (1/10) of a share of the Company's Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the effective date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates or scrip representing fractional share interests in the New Common Stock will be issued. Instead, any fractional share interest will be adjusted either upward or downward to the nearest whole share, although each stockholder will receive at least one whole share. No cash will be paid for fractional shares.

         At the effective date, all options and warrants then outstanding will be automatically adjusted into economically equivalent options or warrants by decreasing the number of underlying shares of Common Stock by a factor of ten and, if applicable, increasing the exercise price by a factor of ten.

DESCRIPTION OF CAPITAL STOCK

         The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders, subject to any special voting provisions to holders of the Preferred Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

         Holders of shares of the Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors from funds legally available therefore, subject to any preferred or contemporaneous dividend on the outstanding series of Preferred Stock. Under the Delaware General Corporation Law, cash dividends may only be paid (i) out of "surplus", which consists of the excess of the net assets of the Company over its capital; or (ii) if there is no surplus, out of the net profits for the fiscal year in which the dividend is declared, net profits for the immediately preceding fiscal year, or net profits for both of such years. Any dividend on the Common Stock is subject to declaration of dividends on the Series C Preferred Stock and Series D Preferred Stock, and the prior payment of accrued dividends on the Series A Preferred Stock. Management does not intend to declare cash dividends on the Common Stock in the foreseeable future.

         Of the 10,000,000 shares of Preferred Stock authorized, 137,143 shares have been designated as Series A Convertible Preferred Stock, all of which are outstanding, 1,800,000 shares have been designated as Series C Preferred Stock, of which 1,000,101 shares are outstanding, and 1,050,000 shares have been designated as Series D Preferred Stock, of which 1,000,000 shares are outstanding. In addition, 5,000,000 shares were designated as Series B Preferred Stock, of which 4,100,000 were previously issued and subsequently converted to shares of Common Stock. One condition to the Buyers' obligation to complete the purchase of Common Stock described under "Proposal 2" is the conversion of at least 95% of the outstanding Series A Preferred Stock and Series C Preferred Stock and all of the outstanding Series D Preferred Stock into Common Stock. As an inducement to the holders of Series C Preferred Stock to convert their shares to Common Stock, the Company will offer such holders an additional 0.8 shares (on a pre-Reverse Split basis) of Common Stock for each share of Series C Preferred Stock converted prior to the closing of the Stock Purchase Agreement. See "Proposal 2 - Issuance of Common Stock to Induce Conversion of Series C Preferred Stock."

         The 2,012,857 shares of Preferred Stock not previously designated may be issued having such preferences and rights as the Board of Directors of the Company, without further stockholder approval, may designate at the time of issuance, including having anti-takeover provisions.

         Although the Reverse Split has been proposed for the reasons listed above and not for anti-takeover purposes, stockholders nevertheless should be aware that the Reverse Split would increase the number of shares of Common Stock available for issuance, which could facilitate future efforts to frustrate persons seeking to effect a takeover or otherwise gain control of the Company.

         The Board of Directors has no present intention to issue any shares of Common Stock or Preferred Stock except to the extent previously mentioned in this Proxy Statement.

RECOMMENDATION

         THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE REVERSE SPLIT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE REVERSE SPLIT.

                                   PROPOSAL 2

                      APPROVE THE STOCK PURCHASE AGREEMENT

BACKGROUND

         Pursuant to a Stock Purchase Agreement dated January 9, 2003, (the "Stock Purchase Agreement") among WAG Holdings, LLC, Glen H. Hammer, and A. Randall Barkowitz (collectively, the "Buyers") and the Company, the Buyers will purchase, for a total purchase price of $750,000, a number of post-Reverse Split shares of the Company's Common Stock, which, after the purchase, will give the Buyers ownership of 70% of the outstanding shares of Common Stock on a fully diluted basis (excluding shares underlying outstanding options or warrants exercisable at more than $0.55 per share). Based on the Voting Securities, options and warrants outstanding as of the Record Date, and after giving effect to the Reverse Split, and assuming the conversion of 100% of the Company's convertible securities, the Buyers would purchase a total of 8,880,740 shares of Common Stock (the "Shares"), which would result in a purchase price of approximately $0.084 per share of Common Stock.

         Approval of the Reverse Split described above in Proposal 1 and of the name change described below in Proposal 3 are conditions of the closing of the Stock Purchase Agreement.

         The Company's Board of Directors, after considering the Company's resources and future direction, and strategy, as well the Company's need for additional working capital and its inability to raise capital in the current financial markets, coupled with the business opportunities proposed by the Buyers, have determined that the sale of the Shares to the Buyers is the most effective mechanism to preserve stockholder capital and to provide a possible platform for future growth. Based on current estimates of cash flow, the Company does not believe it will have sufficient cash resources to make required debt payments and to meet its other operational cash requirements. The Company is in default under the loan agreement with its principal lender and that lender has sued the Company to recoup amounts owed. The Board of Directors believes that the proposed transaction will add sufficient capital to help relieve the Company's short-term cash flow crisis and that the Buyers will be able to locate sufficient additional funding to address the Company's longer-term financial needs, although there can be no assurance that such funding will be obtained.

         Although stockholder approval is not required to approve the Stock Purchase Agreement, because the transaction involves a change in control of the Company, both the Company's Board of Directors and the Buyers felt it would be prudent to obtain approval of the Stock Purchase Agreement by the Company's stockholders.

THE BUYERS

         Biographical information with respect to each of the Buyers follows:

         WAG HOLDINGS, LLC, is a Georgia limited liability company which was formed by William A. Goldstein for the sole purpose of investing in the Company.

         Mr. Goldstein, age 39, is Chairman and Chief Executive Officer of J&C Nationwide, Inc., a medical staffing company based in Atlanta, Georgia, which he founded in 1992. Mr. Goldstein is also founder and Chairman of nPorta, Inc. and its subsidiary TravelASP, which provides software with specific application to the travel industry. Mr. Goldstein has also owned Goldstar Travel, a licensed travel agency in Atlanta, Georgia, since June 2002.

         GLEN H. HAMMER, age 54, has served as the President and Chief Executive Officer of Warranty Corporation of America ("WCA") since 1984. WCA is an international extended service and warranty provider based in Atlanta, Georgia; Montreal and Quebec, Canada; Dallas Texas; and Panama City, Panama, S.A., with branch offices in New York, New York; Miami, Florida; New Orleans, Louisiana; and Los Angeles, California.

         A. RANDALL BARKOWITZ, age 32, has served as the Chief Financial Officer of WCA since May 2001. Prior to his involvement with WCA, he served as Director of Financial Management for Hypercom Corporation. Prior to that, he worked at BellSouth as Senior Manager of Business Development and Strategic Pricing, Corporate Finance and Business Development for Internet Service Providers/Data Products for MCI Telecommunications.

         Following consummation of the Share Purchase, Glen H. Hammer and William A. Goldstein will be appointed to the Company's Board of Directors. See "- Composition of the Board of Directors" below for more information.

         The following table sets forth the number of shares of Common Stock to be issued to each of the Buyers based on the capitalization of the Company on the Record Date:

                                                  SHARES OF
                NAME                            COMMON STOCK

                WAG Holdings, LLC                 4,440,370
                Glen H. Hammer                    4,090,370
                A. Randall Barkowitz                350,000
                                                 ----------
                                                  8,880,740

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

         Prior to August 2002, none of the Buyers nor their affiliates had any relationship with the Company. In August 2002, Market Holdings, Inc. entered into a Letter of Intent with the Company that contemplated the transactions described in this Proposal 2. Market Holdings then assigned its interest in the Letter of Intent to the Buyers. Aside from the transactions pursuant to the Letter of Intent and Stock Purchase Agreement, none of the Buyers has any other relationship with the Company.


AGREEMENTS WITH THE BUYERS

         Loan and Security Agreement

         Pursuant to the Loan and Security Agreement, a copy of which was attached by the Company as Exhibit 10.3 to its Form 8-K filed on October 24, 2002 (with exhibits, the "October 8-K"), as subsequently amended, Market Holdings, Inc., a company controlled by Messrs. Hammer and Goldstein, agreed to loan the Company and e-com, from time to time, at the Company's request, up to $370,000. Such loan (the "Investor Loan") has subsequently been assigned by Market Holdings to Mr. Hammer and WAG Holdings, LLC jointly. The loan bears simple interest at a rate per annum equal to the most recently announced prime rate published in the "Money Rates" section of the Wall Street Journal, from time to time, plus four percentage points, and is secured by a lien on all assets of the Company and e-com. At December 31, 2002, the outstanding principal amount of the Investor Loan was $370,000, excluding accrued interest.

         Stock Purchase Agreement

         The following is a summary of certain provisions of the Stock Purchase Agreement. This summary is not intended to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is included as Exhibit B to this Proxy Statement. In addition to the provisions described below, the Stock Purchase Agreement contains certain customary representations, warranties and covenants that can be found by reviewing the Stock Purchase Agreement in its entirety.

         The Share Purchase

         Under the Stock Purchase Agreement, the Buyers would purchase (the "Share Purchase"), on a private placement basis, a number of shares of newly issued Common Stock (the "Shares") such that, immediately following the consummation of the Share Purchase, the Buyers would own seventy percent (70%) of the outstanding shares of Common Stock of the Company, determined on a fully diluted basis (excluding the exercise of any outstanding options and warrants to acquire Common Stock at a price equal to or greater than $.55 per share), giving effect to the conversion of all outstanding securities of the Company convertible into Common Stock except where such conversion would require the payment to the Company of not less than $0.55 per share. Based upon the Voting

Securities, options and warrants outstanding on the Record Date, and assuming the conversion of 100% of the Company's outstanding convertible securities, the Buyers would purchase 8,880,740 shares of Common Stock on a post-Reverse Split basis. The purchase price for the Shares is $750,000, payable to the Company, at the discretion of the Buyers, in a combination of (i) cash, (ii) the cancellation of all or a portion of any obligations of the Company or any of its subsidiaries currently due to third party obligees that are purchased by the Buyers from such third party obligees prior to the closing (with credit toward the purchase price being given to the Buyers for the face value of such obligations); and/or (iii) the cancellation of the indebtedness outstanding under the Investor Loan (the amount of such indebtedness as of December 31, 2002 was $370,000, plus accrued interest.

         Certain Covenants

         In addition to certain customary covenants, the Stock Purchase Agreement contains the following agreements:

                  Fees and Expenses

         The Company has agreed to pay the fees and expenses incurred by Market Holdings, the Buyers, and their respective legal counsel, investment bankers, brokers or other representatives or consultants, in connection with the negotiation and consummation of the transactions contemplated by the Stock Purchase Agreement.

                  No Solicitation

         Until February 28, 2003, (the "Exclusivity Period"), neither the Company nor any of its representatives, directors, officers, stockholders, agents or affiliates will (i) entertain or discuss a possible sale, merger, recapitalization or other disposition of the Company, any capital stock or assets of the Company or any interest therein with any other party or provide any information to any other party in connection therewith, or (ii) disclose to any other party the contents of the Stock Purchase Agreement or the details of the transactions contemplated therein, except for such disclosure required by law, subject to the Company's Board of Directors having the right to consider a Superior Proposal (as defined), or an acquisition proposal that is reasonably likely to lead to a Superior Proposal, in fulfillment of their fiduciary obligation to the stockholders of the Company. In addition, the Company has agreed that it will inform the Buyers of, and provide the Buyers with information regarding, any other offers or expressions of interest for the Company.

                  Break-Up Fees

         Upon the first occurrence of any Adverse Event (as defined below), the Company shall pay the Buyers a total of $100,000 in cash, plus all transaction costs and expenses actually incurred by the Buyers in connection with the negotiation and attempted consummation of the transactions contemplated by the Stock Purchase Agreement. The term "Adverse Event" means any of the following:
(A) the occurrence of any breach of the provisions of the No Solicitation provision described above; (B) the election of the Buyers to terminate the Stock Purchase Agreement because the Buyers determine, in their reasonable judgment, that (1) the Company does not own or have licenses to use all of the Intellectual Property necessary to conduct its business as it has been conducted, (2) there has occurred any material adverse change in the business or assets of the Company since May 31, 2002 that was not disclosed to the Buyers in writing prior to the date of the Stock Purchase Agreement, or (C) any material adverse change in the business or assets of the Company has occurred since the date of the Stock Purchase Agreement.

         Upon the first occurrence of any Triggering Event (as defined below), the Company shall pay the Buyers a break-up fee in cash in the amount of $100,000, plus all transaction costs and expenses actually incurred by the Buyers in connection with the negotiation and attempted consummation of the transactions contemplated by the Stock Purchase Agreement. The term "Triggering Event" means (i) the failure of the Company's Board of Directors to recommend to the stockholders of the Company, within fifteen days following the date of the Stock Purchase Agreement, that the stockholders of the Company approve the consummation of the transactions contemplated by the Stock Purchase Agreement,
(ii) the withdrawal by the Company's Board of Directors of any such recommendation, (iii) the recommendation by the Company's Board of Directors that the stockholders of the Company approve any Acquisition Proposal (as defined in the Stock Purchase Agreement); (iv) the execution by the Company of any agreement relating to an Acquisition Proposal; or (v) the termination of the Stock Purchase Agreement by the Buyers following the breach by the Company of any of the Company's representations, warranties or covenants set forth therein.

                  Lock-Up Option

         The Company has granted the Buyers an option (the "Option") to acquire a number of shares of Common Stock equal to 19.9% of the number of issued and outstanding shares of the Company's Common Stock, determined on a fully-diluted basis (assuming the conversion of all securities convertible into Common Stock and the exercise of all options and warrants to purchase Common Stock) immediately prior to the exercise of the Option, at an exercise price of $0.07 per share, to be paid in cash (which price and number of shares shall be automatically adjusted in accordance with the Reverse Split as described in Proposal 1, if the Reverse Split is effected). The Option shall be exercisable in the event that the Buyers become entitled to a break-up fee or other payment as described above, and shall expire upon the earlier to occur of (i) August 29, 2004, or (ii) the closing of the Stock Purchase Agreement. The Buyers may assign the option to any person or entity in their sole discretion.

                  Post-Closing Covenants

         The Buyers have agreed that, after the closing of the Stock Purchase Agreement, they will use commercially reasonable efforts to assist the Company in generating new outbound telemarketing and/or mail opportunities for the Company in an amount not less than $350,000 during the first twelve months after the closing.

         The Buyers have also agreed that, after the closing, they will cause the Company to adopt a new Stock Option Plan pursuant to which employees of the Company will be given new options to purchase Common Stock.

         The Company has agreed that, at the request of the Buyers, the Company will register for resale the shares of Common Stock sold to the Buyers and the shares of Common Stock subject to the warrants to be received by the Buyers, which registration would allow the Buyers to sell such shares without being subject to securities laws restrictions that would otherwise limit their ability to make such sales.

         Conditions to Closing

         The obligations of the Company to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the fulfillment of certain customary conditions, which may be waived by the Company in its sole discretion.

         The obligations of the Buyers to consummate the transactions contemplated by the Stock Purchase Agreement are subject to the fulfillment of certain conditions (which may be waived by the Buyers in their sole discretion), more fully described in the Stock Purchase Agreement. Certain of these conditions are as follows:

         (a) the stockholders of the Company shall have approved the transactions contemplated by the Stock Purchase Agreement, and also approved the Reverse Split proposal and the name change proposal;

         (b) the Company shall have effected the Reverse Split and the Name Change;

         (c) prior to the effectiveness of the Reverse Split, holders of at least 95% of the Company's outstanding Series A and Series C Preferred Stock, determined on the basis of the number of shares of Common Stock into which such securities may be converted immediately prior to the closing, shall have been cancelled or converted to Common Stock in accordance with the terms of such securities;

         (d) Gibralter Publishing, Inc, the holder of all outstanding shares of Series D Preferred Stock, shall have converted all such shares to Common Stock;

         (e) the Company shall have issued to Mr. Hammer and WAG Holdings, LLC the Ancillary Warrants described below under the heading "- Ancillary Warrants."

         (f) each of the former stockholders of e-commerce support centers, inc. ("ecom"), a wholly owned subsidiary of the Company, shall have executed and delivered to the Company a written waiver of any rights such person may have under the 2001 Agreement and Plan of Merger between the Company and e-com, whereby the Company had acquired e-com, to receive additional shares of Common Stock by reason of the Stock Purchase Agreement;

         (g) The aggregate fully diluted number of shares of Common Stock outstanding shall not exceed 54.5 million shares (without giving effect to the Reverse Split or the Share Purchase);

         (h) the Company shall have (i) terminated each employment agreement or consulting agreement pursuant to which it is required to employ or obtain services from any person otherwise than on an "at-will" basis for any period of time, and (ii) entered into a new employment agreement with each such person;

         (i) the Company shall have entered into a fee agreement with Atkisson, Carter & Company relating to services provided by Atkisson in connection with the transactions contemplated by the Stock Purchase Agreement calling for a fee to Atkisson of $75,000, to be paid in Common Stock at a value to be determined on a post-reverse split basis and a warrant to purchase an additional $75,000 of common stock at a value to be determined on a post-reverse split basis (the "Atkisson Warrant"). The value of each share of common stock and the exercise price per share of the Atkisson Warrant shall be equal to the average ask price of one share of Common Stock on the OTC Bulletin Board over the five trading days commencing on the first trading day following the effectiveness of the Reverse Split; and

         (j) there shall have been no material adverse change in the financial condition, results of operations or business prospects of the Company and its subsidiaries.

         Gibralter Agreements

         In December 2002, Gibralter Publishing, Inc. ("Gibralter") exchanged two promissory notes - Promissory Note A in the amount of $1,500,000 and Promissory Note B in the amount of $3,500,000 (together, the "Notes") - both of which had been issued to it by the Company in February 2001 in connection with the Company's acquisition of e-com, for 1,000,000 shares of Series D Preferred Stock, and warrants to purchase 10,000,000 shares of Common Stock (1,000,000 shares on a post-Reverse Split basis) (the "Gibralter Warrant"). All interest that had previously accrued on the Notes and any other amounts owed by the Company to Gibralter have been offset by amounts owed by Gibraltar to the Company. The exercise price per share of the Gibralter Warrant will be equal to the average closing price of one share of Common Stock on the OTC Bulletin Board over the five trading days commencing on the first trading day following the effectiveness of the Reverse Split. At the time of the exchange, the Company was in default under the Notes.

         In addition, the Company is to enter into an agreement with Gibralter for a term of not less than five years providing for the continued provision of services to Gibralter by the Company, at current market terms (including, without limitation, as to allocation of overhead and costs). These services will include call center services, sharing of some personnel and using some equipment leased by Gibralter. If the parties cannot agree on an acceptable contract, they shall select an arbitrator to determine current market terms for the Gibralter agreement. Gibralter is the Company's major customer, accounting for approximately 35% of the Company's revenues in fiscal 2002, and also subleases to the Company the premises occupied by the Company. Mr. Leifheit is one of the principals of Gibralter.

         Ancillary Warrants

         In order to ensure that the Buyers' 70% interest in the Company is preserved in light of the existence of the Gibralter Warrant, the Company has agreed to issue at closing to Mr. Hammer and to WAG Holdings, LLC warrants to purchase an aggregate of 2,333,333 shares (the "Ancillary Warrants"). The Ancillary Warrants will have the same terms and conditions as the Gibralter Warrant and shall be exercisable only upon the exercise of the Gibralter Warrant.

         Indemnification

         The Company agreed to indemnify and hold harmless the Buyers and all of their affiliates (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith, and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Stock Purchase Agreement and other transaction documents or any other certificate, instrument or document contemplated thereby, (b) any breach of any covenant, agreement or obligation of the Company contained such agreements and documents, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of such agreements and documents. There is a $50,000 threshold for indemnification claims and the aggregate indemnification liability cannot exceed $1.5 million. Should for any reason the Company not be legally permitted to effect the indemnification, it shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         Termination

         The Stock Purchase Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the closing, upon any of the following:

         (a) by mutual written agreement of the Company and the Buyers; or

         (b) by the Buyers or the Company if the party seeking termination is not then in material breach of the Stock Purchase Agreement and if the closing has not occurred on or before February 28, 2003;

         (c) by the Company, if the Company's Board of Directors determines that the Company has received a Superior Proposal (as defined in the Stock Purchase Agreement) for the acquisition of control of the Company; or

         (d) by either party, if it is not then in material breach of the Stock Purchase Agreement and the other party is then in material breach of the Stock Purchase Agreement, and such breach remains uncured for ten days after receipt of written notice thereof from the non-breaching party.

         If the Stock Purchase Agreement is terminated, all further obligations of the parties thereunder shall immediately terminate without further liability of either party to the other; provided, however, that (i) nothing shall relieve the liability or obligations of any party (the "Defaulting Party") to the other party or parties (each, a "Non-Defaulting Party") on account of a breach by the Defaulting Party of any covenant, agreement, representation or warranty of the Defaulting Party contained therein, including, without limitation, any liability pursuant to the Break-Up covenant, and (ii) if the Company is the Defaulting Party, the Lock-Up Option granted by the Company to the Buyers shall survive termination.

         In addition, if the Stock Purchase Agreement is terminated, Mr. Hammer and WAG Holdings, LLC could seek to obtain repayment of the Investor Loan. Should the Company not be able to make payment, the holders of the Investor Loan could seek to enforce the security of the Loan and proceed against the assets of the Company and e-com.

         Voting Agreement

         Mr. Hammer and WAG Holdings, LLC, two of the Buyers, and Terrence J. Leifheit, the Chairman, Chief Executive Officer, Chief Operating Officer and President of the Company, have entered into a Voting Agreement, dated January 9, 2003, pursuant to which Mr. Leifheit agreed to vote all Voting Securities owned by him in favor of the Stock Purchase Agreement, the Reverse Split and the name change, and against any proposal for any competing transaction. In the event that Mr. Leifheit fails to comply with his voting obligation, Messrs. Hammer and Goldstein will have an irrevocable proxy with respect to his Voting Securities.

         Mr. Leifheit owns or controls 8,090,000 shares of Common Stock, 14,819 shares of Series C Preferred Stock and 1,000,000 shares of Series D Preferred Stock, which means that, given that each share of Series C Preferred Stock and Series D Preferred Stock is entitled to vote on a 10-for-1 basis at the Meeting, Mr. Leifheit controls 49.5% the votes to be cast at the Meeting.

         There is no separate requirement, either in the Company's corporate documents, under the Delaware General Corporation Law, or in the Stock Purchase Agreement, that approval of the three proposals also would require a majority of the votes cast by the stockholders, excluding Mr. Leifheit. Accordingly, the fact that Mr. Leifheit has agreed, pursuant to the Voting Agreement, to vote for all of the Proposals herein, means that these Proposals are virtually guaranteed to be approved at the Meeting regardless of the vote of the other stockholders.

COMPOSITION OF THE BOARD OF DIRECTORS

         Currently, the Board of Directors of the Company consists of the following individuals: Mr. Leifheit, Kenneth H. Horn, Clifford A. Clark, James
L. McGovern, William P. O'Reilly and William E. Willis, Jr. After the closing of the Stock Purchase Agreement, Messrs. Horn and Willis will resign from the Board and Messrs. Hammer and Goldstein will be elected to fill those vacancies. These individuals will serve as Class I and Class III Directors and their terms will extend until the Company's 2003 Annual Meeting of Stockholders.

ISSUANCE OF COMMON STOCK TO INDUCE CONVERSION OF SERIES C PREFERRED STOCK

         As described above, it is a condition to the Buyers' obligation to consummate the transactions contemplated by the Stock Purchase Agreement that the holders of 95% of the Series C Preferred Stock shall have converted their shares to Common Stock. As an incentive for the holders of the Series C Preferred Stock to convert their shares, the Company has offered to issue to each holder who converts his or her shares prior to the Reverse Split an additional 0.8 shares of Common Stock for each share of Series C Preferred Stock converted. If all of the holders of Series C Preferred Stock were to convert their shares into Common Stock, there would be an additional 80,000 shares of Common Stock outstanding immediately after the Reverse Split.

RECOMMENDATION

         THE COMPANY'S BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE STOCK PURCHASE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREIN IS IN THE BEST INTEREST OF THE COMPANY AND OF ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.


                                   PROPOSAL 3

                         CHANGE THE NAME OF THE COMPANY
                             TO MARKET CENTRAL, INC.

         One condition to the Buyers' obligation to complete the purchase of Common Stock under the Stock Purchase Agreement is that the Company change its name to "Market Central, Inc." The Buyers believe such name would give the Company a greater identity going forward as the Company has ceased the historic business that was conducted under the "Paladyne" name. Accordingly, the Company is seeking approval of an amendment to its Certificate of Incorporation to change its name to "Market Central, Inc." This name change will become effective only if the sale of Common Stock to the Buyers is to be completed.

         Notwithstanding an affirmative vote on this Proposal, in the event that Proposal 2 is not approved, the change of the Company name will not be implemented and the Company will continue to be legally named "Paladyne Corp."

         THE COMPANY'S BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE NAME CHANGE IS IN THE BEST INTEREST OF THE COMPANY AND OF ITS STOCKHOLDERS, AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any matters to be brought before the Meeting other than as set forth in this Proxy Statement. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournments thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          Terrence J. Leifheit,
Chairman, President and CEO
January 10, 2003

                                                                       EXHIBIT A
                                     FORM OF

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                OF PALADYNE CORP.

                         (PURSUANT TO SECTION 242 OF THE
                      GENERAL CORPORATION LAW OF DELAWARE)


         PALADYNE CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST.   The Board of Directors of the Corporation, at a duly held
               meeting, duly adopted resolutions setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation, declaring the Amendment to be advisable and calling for the submission of the Amendment to the stockholders of the Corporation at a special meeting of stockholders held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, and stating that the Amendment will be effective only after adoption thereof by the affirmative vote of a majority of the issued and outstanding shares of Voting Common Stock, Series A Preferred Stock, Series C Preferred Stock and Series D Preferred Stock of the Corporation.

        SECOND.   The Certificate of Incorporation of the Corporation be amended by deleting Article FIRST in its entirety and substituting in lieu thereof the following new Article FIRST which shall read as follows:

                        "FIRST:  NAME.  The name of the corporation is Market
                  Central, Inc. (the "Corporation")."

        THIRD.    The Certificate of Incorporation of the Corporation be amended by deleting Section A of the present Article FOURTH in its entirety and substituting in lieu thereof the following new Section A of Article FOURTH which shall read as follows:

                        "FOURTH:  Capital Stock.

                        A. AUTHORIZED. The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Eighty-five Million (85,000,000), of which Seventy-five Million (75,000,000) shares shall be common stock, $.001 par value per share (the "Common Stock"), and Ten

                  Million (10,000,000) shares shall be preferred stock, $.001 per value per share (the "Preferred Stock").

                           (i) Upon the filing of this Certificate of Amendment
                  to the Certificate of Incorporation of the Corporation with the Secretary of State of Delaware, each ten (10) shares of the issued and outstanding Common Stock of the Corporation shall be reverse split into one (1) share of Common Stock of the Corporation. This reverse split shall affect all shares of Common Stock of the Corporation issued and outstanding or held in the treasury of the Corporation (but not authorized and unissued shares) or then reserved for issuance to holders of then outstanding options or warrants of the Corporation or then reserved for issuance upon conversion of convertible Preferred Stock into Common Stock of the Corporation. The total number of shares of Common Stock authorized shall be as set forth in this Article FOURTH.

                           (ii) Each holder of Common Stock shall be entitled to
                  one vote for each share of Common Stock on all matters as to which holders of Common Stock shall be entitled to vote."

        FOURTH.   The Amendments were duly adopted in accordance with the
               applicable provisions of Sections 242 of the General Corporation Law of the state of Delaware.

         IN WITNESS WHEREOF, the undersigned has caused this certificate to be signed by Terrence J. Leifheit, its Chairman, President, Chief Executive Officer and Chief Operating Officer, this ____ day of _______, 2003.


                                            PALADYNE CORP.



                                            By:_________________________________
                                               Terrence J. Leifheit
                                               Chairman, President, Chief
                                               Executive Officer and Chief
                                               Operating Officer

                                                                       EXHIBIT B
                            STOCK PURCHASE AGREEMENT


         STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of January 9, 2003, by and among PALADYNE CORP., a Delaware corporation (together with each of its predecessor corporations, the "Company"); GLEN H. HAMMER, an individual resident of the State of Georgia ("Hammer"); A. RANDALL BARKOWITZ, an individual resident of the State of Georgia ("Barkowitz"); WAG HOLDINGS, LLC, a Georgia limited liability company ("WAG Holdings" and collectively with Hammer and Barkowitz, the "Buyers"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                   WITNESSETH:

         WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyers, and the Buyers wish to buy from the Company, a number of newly issued shares (the "Purchased Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock"), such that, immediately following the issuance of such shares, the Buyers shall own seventy percent (70%) of the outstanding shares of Common Stock, determined on a fully-diluted basis giving effect to the issuance, if any, of shares to Terrence J. Leifheit or the other former shareholders of e-commerce support centers, inc. ("ecom") pursuant to the terms of that certain Agreement and Plan of Merger, dated December 21, 2000, among the Company, ecom and the former shareholders of ecom, as amended (excluding the exercise of any outstanding options and warrants to acquire Common Stock at a price equal to or greater than $.55 per share) and the conversion of all other outstanding securities of the Company convertible into Common Stock (except where such conversion requires the payment to the Company of at least $.55 per share of Common Stock); and

         WHEREAS, in connection with the sale of the Purchased Shares, and in order to enable WAG Holdings and Hammer to prevent dilution of their respective ownership interests in the Company upon the potential exercise of certain warrants issued to Gibralter Publishing, Inc. ("Gibralter") in exchange for the cancellation of debt as more fully described in Section 3(k) hereof, the Company and the Buyers have agreed that WAG Holdings and Hammer will each receive warrants to purchase 1,166,666 shares of Common Stock (on a post-Reverse Split basis), at a price per share equal to the average closing price of one share of Common Stock on the Principal Market over the five trading days commencing on the first trading day following the effectiveness of the Reverse Split, which warrants shall be in the form of Exhibit A (the "Ancillary Warrants" and collectively with the Purchased Shares, the "Acquired Securities");

         NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Company and the Buyers hereby agree as follows:

         1.    PURCHASE OF COMMON STOCK.

               (a) Agreement to Sell and to Purchase Common Stock. At the Closing (as hereinafter defined), and on the terms and subject to the conditions set forth in this Agreement, the Company shall issue and sell to each Buyer a portion of the Purchased Shares determined for such Buyer in accordance with the allocation methodology set forth on Schedule 1(a), and such Buyer shall purchase and accept such portion of the Purchased Shares from the Company.

               (b) Purchase Price and Payment. The aggregate purchase price for the Purchased Shares (the "Purchase Price") shall be $750,000. At the Closing, the Purchase Price shall be paid to the Company as follows:

                    (i) Barkowitz shall pay to the Company an amount equal to his pro-rata share of the Purchase Price, based upon the number of Purchased Shares to be purchased by him as a fractional portion of the total number of Purchased Shares to be purchased by all of the Buyers ("Pro-Rata Share"), in immediately available funds by wire transfer to a Company bank account to be designated by the Company (such designation to occur no later than the third Business Day prior to the Closing Date) (the "Company Account"), provided, that, at his option, Barkowitz may pay all or a portion of such amount by cancellation of indebtedness (principal and/or accrued but unpaid interest) owed by the Company or ecom pursuant to the Loan Agreement (as defined below), which indebtedness may have been assigned to him prior to the Closing;

                    (ii) WAG Holdings and Hammer shall pay to the Company the balance of the Purchase Price as follows:

                         1. First, by cancellation of all indebtedness (principal and accrued but unpaid interest) owed by the Company or ecom to WAG Holdings and Hammer, pursuant to that certain Loan and Security Agreement, dated as of August 29, 2002 (the "Loan Agreement"), by and among the Company, ecom and Market Holdings, Inc., a Delaware corporation (f/k/a Market Central, Inc, hereinafter "Market Holdings"), as amended, which indebtedness has been assigned to WAG Holdings and Hammer as co-lenders, and which has not been subsequently assigned by them, with each of WAG Holdings and Hammer receiving credit for fifty percent (50%) of such cancelled indebtedness;

                         2. Second, by the cancellation of all or a portion of any obligations of the Company or any of its subsidiaries currently due to third party obligees that are purchased by WAG Holdings, Hammer or their respective affiliates from such third party obligees prior to, or simultaneously with, the Closing (with credit toward the Purchase Price being given to WAG Holdings or Hammer, as the case may be, for the face value of such obligations);

                         3. Third, WAG Holdings shall pay to the Company an amount, which when aggregated with the credits to which it is entitled pursuant to clauses (1) and (2) above, equals its Pro-Rata Share of the Purchase Price, in immediately available funds by wire transfer to the Company Account; and

                         4. Fourth, Hammer shall pay to the Company an amount, which when aggregated with the credits to which he is entitled pursuant to clauses (1) and (2) above, equals his Pro-Rata Share of the Purchase Price, in immediately available funds by wire transfer to the Company Account.

               (c) Closing and Closing Date. The consummation of the purchase and sale of the Purchased Shares (the "Closing") shall take place at the offices of Smith, Gambrell & Russell, LLP, 1230 Peachtree Street, Suite 3100, Atlanta, Georgia, at a time to be designated by Buyer, which time shall be within two Business Days following the conclusion of the Special Meeting (as defined in Section 4(a) below), or at such other place and time as the parties may agree (the actual date on which the Closing occurs is hereinafter referred to as the "Closing Date").

         2.    BUYERS' REPRESENTATIONS AND WARRANTIES.

         Each Buyer represents and warrants to the Company that as of the date hereof and as of the Closing Date:

         (a) Organization. If such Buyer is a limited liability company, it is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is organized, and has the requisite entity power and authority to own its properties and to carry on its business as now being conducted.

         (b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

         (c) Investment Purpose. Such Buyer is entering into this Agreement and acquiring the Acquired Securities being acquired by such Buyer hereunder for his or its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, none of the Buyers agrees to hold any of the Acquired Securities for any minimum or other specific term.

         (d) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.

         (e) Reliance on Exemptions. Such Buyer understands that the Acquired Securities being acquired by such Buyer hereunder are being offered and, in the case of the Purchased Shares, sold to such Buyer in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such Acquired Securities.

         (f) Information. Such Buyer has been furnished with the SEC Documents (as defined in Section 3(f) hereof). Such Buyer understands that its investment in the Acquired Securities being acquired by such Buyer hereunder involves a high degree of risk. Such Buyer (i) is able to bear the economic risk of an investment in such Acquired Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that such Buyer is capable of evaluating the merits and risks of the proposed investment in such Acquired Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and other matters related to an investment in such Acquired Securities. Neither such inquiries nor any other due diligence investigations conducted by any Buyer or the Buyers' respective representatives shall modify, amend or affect any Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Such Buyer has sought such accounting, legal and tax advice as such Buyer has considered necessary to make an informed investment decision with respect to such Buyer's acquisition of the Acquired Securities being acquired by such Buyer hereunder.

         (g) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Acquired Securities or the fairness or suitability of the investment in the Acquired Securities nor have such authorities passed upon or endorsed the merits of the offering of the Acquired Securities.

         (h) Transfer or Resale. Such Buyer understands that except as provided herein: (i) the Acquired Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Acquired Securities to be sold, assigned or transferred without such registration; and
(ii) any sale of the Acquired Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Acquired Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

         3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         As a material inducement to the Buyers to enter into this Agreement and to consummate the transactions contemplated hereby, the Company represents and warrants to the Buyers that as of the date hereof and as of the Closing Date:

         (a) Organization and Qualification. The Company and each of its Subsidiaries is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. Schedule 3(a) sets forth the name and jurisdiction of incorporation of each Subsidiary and the jurisdictions in which each such Subsidiary is qualified to do business. Except for each Subsidiary and except as set forth on Schedule 3(a), the Company does not own, directly or indirectly, any capital stock or other equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation or have any direct or indirect equity or ownership interest in any business. Except as set forth on
Schedule 3(a), all the outstanding capital stock or other equity interests of each Subsidiary is owned directly or indirectly by the Company, free and clear of all liens, encumbrances or other interests of third parties, and is validly issued, fully paid and non-assessable, and there are no outstanding options, rights or agreements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of any such Subsidiary to any person except the Company.

         (b) Authorization; Enforcement; Validity. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into by the parties on the Closing Date and attached hereto as exhibits to this Agreement (collectively, the "Transaction Documents"), and, subject to stockholder approval of the Reverse Split, to issue the Acquired Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the reservation for issuance and the issuance of the Purchased Shares issuable under this Agreement and the shares of Common Stock issuable upon exercise of the Ancillary Warrant, have been duly authorized by the Company's Board of Directors subject to and effective upon stockholder approval of the Reverse Split (iii) this Agreement has been, and each other Transaction Document shall be on the Closing Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         (c) Capitalization. The authorized capital stock of the Company consists of (i) 75,000,000 shares of Common Stock, of which 16,709,351 shares are issued and outstanding, none are held as treasury shares, 5,000,000 shares are reserved for issuance pursuant to the Company's stock option plans of which only 3,002,564 shares remain available and 1,997,436 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock and (ii) 10,000,000 shares of Preferred Stock, par value, $.001 per share, of which (A) 137,143 shares have been designated as Series A Convertible Preferred Stock, all of which are currently outstanding, (B) 1,800,000 shares have been designated as 8% Cumulative Convertible Series C Preferred Stock, 1,000,101 of which are currently outstanding, (C) 1,050,000 shares have been designated as 8% Cumulative Convertible Series D Preferred Stock ("Series D Preferred Stock"), 1,000,000 of which are currently outstanding and held in the name of Gibralter Publishing, Inc. ("Gibralter"), and (D) 7,012,857 shares are available for designation and issuance by the Board of Directors. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act, (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Acquired Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. All of the issued and outstanding shares of the capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to any preemptive rights. The Company has furnished to the Buyers true and correct copies of the Company's Certificate of Incorporation, as amended and as currently in effect (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as currently in effect (the "By-laws"), and copies of any documents containing the material rights of the holders of the Company's outstanding debt and equity securities.

         (d) Issuance of Purchased Shares and Shares Subject to Ancillary Warrants. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchased Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock. Upon issuance and payment therefor in accordance with the terms and conditions of the Ancillary Warrants, the shares of Common Stock issuable under the Ancillary Warrants shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.

         (e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and, subject to stockholder approval of the Reverse Split, the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the Reverse Split and the subsequent reservation for issuance and issuance of the Acquired Securities and the shares of Common Stock subject to the Ancillary Warrants) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its respective organizational charter or by-laws. Except as disclosed in
Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Closing Date.

         (f)   SEC Documents; Financial Statements. Except as disclosed in
Schedule 3(f), since September 1, 2000, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") applicable to it (all of the foregoing and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been properly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been properly amended), the financial statements of the Company and any consolidated Subsidiaries included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as listed in Schedule 3(f), the Company has received no notices or correspondence from the SEC since September 1, 2000. The SEC has not commenced any enforcement proceedings against the Company or any of its subsidiaries.

         (g) Absence of Certain Changes. Except as disclosed in Schedule 3(g), since May 31, 2002, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings.

         (h) Absence of Liabilities. Except as disclosed in Schedule 3(h), at the date of the most recent audited financial statements of the Company and its consolidated Subsidiaries included in the SEC Documents, neither the Company nor any of its Subsidiaries had, and since such date neither the Company nor any of its Subsidiaries has incurred, any liabilities or obligations of any nature (whether accrued, absolute, contingent, determinable or otherwise, and whether or not required to be reflected or reserved against in a consolidated balance sheet of the Company prepared in accordance with United States generally accepted accounting principles) except liabilities incurred in the ordinary and usual course of business and consistent with past practice, liabilities expressly incurred in connection with the Transactions (as defined below) and liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         (i) Proxy Statement. At the time the Proxy Statement (as defined below) is mailed, the Proxy Statement will comply as to form in all material respects with the 1934 Act and the regulations thereunder. The Proxy Statement shall not, at the time it is mailed, at the time of the Special Meeting (as defined below) or at the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that, no representation is made by the Company with respect to the information furnished by the Buyers for inclusion therein. The letter to stockholders, notice of meeting, proxy statement and form of proxy, or the information statement, as the case may be, to be distributed to stockholders of the Company in connection with the Special Meeting and the matters to be submitted for the approval of stockholders of the Company at the Special Meeting, and the Schedule 14A and any other schedule required to be filed with the SEC in connection therewith, together with any amendments or supplements thereto, are collectively referred to herein as the "Proxy Statement."

         (j) Absence of Litigation. Except as set forth on Schedule 3(j), there is no action, suit or proceeding, or to the knowledge of the Company or any Subsidiary, any inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any Subsidiary, threatened against or affecting the Company, the Common Stock, any other class or series of the Company's capital stock, or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(j).

         (k) Cancellation of Existing Gibralter Debt. Prior to the date hereof, Gibralter and ecom entered into an agreement pursuant to which the Existing Gibralter Debt (as defined below) was cancelled in exchange for (i) 1,000,000 shares of Series D Preferred Stock, and (ii) a warrant to purchase 10,000,000 shares of Common Stock (equivalent to 1,000,000 shares upon the effectiveness of the Reverse Split), a true and correct copy of which is attached hereto as Schedule 3(k). As used herein, the term "Existing Gibralter Debt" means all indebtedness (inclusive of both principal and accrued but unpaid interest) owed to Gibralter by the Company or its Subsidiaries, including without limitation, all such indebtedness owed pursuant to the terms of (i) that certain Promissory Note A dated February 1, 2001, made by ecom in favor of Gibralter in the original principal amount of $1,500,000, as amended, and (ii) that certain Promissory Note B dated February 1, 2001, made by ecom in favor Gibralter in the original principal amount of $3,500,000, as amended.

         (l) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Acquired Securities.

         (m) Intellectual Property Rights. Set forth on Schedule 3(m) is a list and brief description of all domestic and foreign patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, and copyrights, and all applications for such which are in the process of being prepared, owned by, or registered in the name of the Company. The Company and each of its Subsidiaries owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, inventions, invention disclosures, drawings, designs, manufacturing processes, formulae, trade secrets, customer lists, computer software, software programs (including source code and object code) and know-how (collectively, "Intellectual Property") used in or required for its respective business as currently conducted, and no claim is pending or, to the best knowledge of the Company or any Subsidiary, threatened, to the effect that the operations of the Company or any Subsidiary infringe upon or conflict with the asserted rights of any other person under any Intellectual Property. No claim is pending or, to the best knowledge of the Company or any Subsidiary, threatened, to the effect that any such Intellectual Property owned or licensed by the Company or any Subsidiary, or which the Company or any Subsidiary otherwise has the right to use, is invalid or unenforceable by the Company or such Subsidiary. Neither the Company nor any Subsidiary has any knowledge of any basis for an infringement claim with respect to its Intellectual Property. None of the Intellectual Property is owned by any current or former stockholder or employee of the Company or any Subsidiary or was developed by any Person outside the scope of his or her employment with the Company or a Subsidiary or, to the knowledge of the Company or any of its Subsidiaries, in violation of any noncompetition or nonsolicitation obligation with any prior employer.

         (n) Compliance with Laws. To the knowledge of the Company or any Subsidiary, the Company and the Subsidiaries (including each and all of its and their operations, practices, properties, real or personal, owned or leased, and assets) are in compliance with all applicable federal, state, local and foreign laws, ordinances, orders, rules and regulations (collectively, "Laws"), including without limitation, those applicable to registration for the offer or sale of securities, discrimination in employment, the Americans with Disabilities Act, occupational safety and health, trade practices, competition and pricing, product warranties, zoning, building and sanitation, employment, unemployment, retirement and labor relations and product advertising, except where the failure to so comply has not had, and cannot reasonably be expected to have, a Material Adverse Effect. Without limiting the generality of the foregoing, neither the Company, nor any of its Subsidiaries, nor any director, officer, or employee of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee. Since September 1, 2000, all reports and returns required to be filed by the Company or any Subsidiary with any governmental authority have been filed and were accurate and complete in all material respects when filed, except where the failure to file has not had, and cannot reasonably be expected to have, a Material Adverse Effect.

         (o) Personal Property. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o). All personal property and assets owned or utilized by the Company and the Subsidiaries are in normal operating condition and repair (ordinary wear and tear excepted), free from any defects (except such minor defects as do not interfere with the use thereof in the conduct of normal operations), have been maintained in a manner consistent with the standards generally followed in the Company's industry and are sufficient to carry on the business of the Company and its Subsidiaries as currently conducted.

         (p) Real Property. Neither the Company nor any Subsidiary owns, or has ever owned, any real property. Schedule 3(p) annexed hereto contains a complete and accurate list of any real property lease binding the Company or any of the Subsidiaries or to which the Company or any of the Subsidiaries is a party (collectively, the "Leases") and all termination dates, renewal options and dates by which notice of renewal or cancellation, as applicable, must be given with respect to such Leases. Each such Lease is in full force and effect, and the Company or the Subsidiary party to such Lease has fully performed, in all respects material thereto, all of its obligations to be performed to date under such Lease. Except as disclosed on Schedule 3(p), the Company or the Subsidiary party to each such Lease is current with respect to the payment of all rents and other charges due thereunder and their use and occupancy of the premises which are the subject matter of such Lease do not violate any of the terms of such Lease, is not in violation of the conditions of any policy of insurance held by the Company or any Subsidiary, and to the knowledge of Terrence J. Leifheit (without special inquiry), is in conformity with all applicable building, zoning, health, fire, safety and other laws, ordinances, codes and regulations. To the knowledge of the Company or any of its Subsidiaries, all of the buildings, structures and appurtenances situated on any premises that is subject to any of the Leases are, and as of the Closing Date, will be, in good operating condition and state of maintenance and repair and will be adequate and suitable for the purposes for which they are presently being or are intended to be used, and the Company or the Subsidiary party to such Lease has adequate rights of ingress and egress and utility services for the operation of its business in the ordinary course. To the knowledge of the Company or any of its Subsidiaries, no lessor or landlord under any Lease is in default in the performance of its obligations thereunder and neither the Company nor any Subsidiary has received notice from any such lessor or landlord of its intention to exercise any option thereunder which would adversely affect or terminate the use or occupancy of the demised premises under such Lease by the Company or such Subsidiary. Except as specifically disclosed in Schedule 3(e), all of the Leases permit the consummation of the Transactions contemplated hereby without modification of the terms thereof and without the consent of the applicable lessor or landlord.

         (q) Insurance. Schedule 3(q) attached hereto contains a complete and accurate list and brief description (specifying the insurer, the policy number or covering note number with respect to binders and the amount of any deductible, describing each pending claim thereunder of more than $10,000.00, setting forth the aggregate amounts paid out under each such policy through the date hereof and the aggregate limit, if any, of the insurer's liability thereunder) of all policies or binders of fire, liability, product liability, worker's compensation, automobile, unemployment and other insurance held by or on behalf of the Company and/or any Subsidiary. The Company or a Subsidiary has paid all premiums due on such policies, and neither the Company nor any Subsidiary is in default with respect to any provision contained in any such policy or binder. Except for claims set forth on Schedule 3(q), there are no outstanding unpaid claims under any such policy or binder. Neither the Company nor any Subsidiary has received any written notice of cancellation or non-renewal of any such policy or binder. Except as disclosed on Schedule 3(q), none of the policies listed on Schedule 3(q) provides that premiums paid in respect of the periods prior to the Closing Date may be adjusted or recomputed based on claims-paying experience of such policies or otherwise. Neither the Company nor any Subsidiary has received any written notice from any of their insurance carriers that any insurance coverage listed on Schedule 3(q) will not be available in the future on the same terms as now in effect or that any premium with respect thereto will be increased in the future. To the best knowledge of the Company or any of its Subsidiaries, no notice to such effect has been received by the Company or any of its Subsidiaries in verbal or other non-written form.

         (r) Regulatory Permits. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess any such certificate, authorization or permit has not had, and cannot reasonably be expected to have, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. To the best knowledge of the Company or any of its Subsidiaries, no notice of such proceedings has been received by the Company or any such Subsidiary in verbal or other non-written form.

         (s) Absence of Changes in Benefit Plans. Except as disclosed in the SEC Documents, as required by applicable law, as contemplated by this Agreement, or as set forth Schedule 3(s), since May 31, 2002, there has not been any adoption or material amendment by the Company or any Subsidiary of any bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other plan, arrangement or understanding providing benefits to any current or former employee, officer or director of the Company or any Subsidiary. Except as disclosed in the SEC Documents, as required by applicable law or as set forth on
Schedule 3(s), there exist no severance, bonus, incentive award, termination or indemnification agreements, arrangements or understandings between the Company or any Subsidiary and any of its current or former officers or directors or employees.

         (t)   ERISA Compliance.

               (i) Schedule 3(t) sets forth a complete list of all "employee benefit plans" (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all employment contracts, bonus programs, and pension, profit sharing, deferred compensation, incentive compensation, excess benefit, stock, stock option, severance, termination pay, change in control or other employee benefit plans, programs or arrangements, whether written or unwritten, qualified or unqualified, funded or unfunded, foreign or domestic, currently maintained, or contributed to, or required to be maintained or contributed to, by the Company or any other person or entity that, together with the Company, is treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended (the "Code") (each an "ERISA Affiliate") for the benefit of any current or former employees, officers or directors of the Company or any Subsidiary or with respect to which the Company or its Subsidiary has any liability (collectively, the "Benefit Plans"). As applicable with respect to each Benefit Plan, the Company has delivered or made available to the Buyers, true and complete copies of (A) each Benefit Plan, including all amendments thereto, and in the case of an unwritten Benefit Plan, a written description thereof, (B) all trust documents, investment management contracts, custodial agreements and insurance contracts relating thereto, (C) the current summary plan description and each summary of material modifications thereto, (D) the most recent annual reports (Form 5500 and all schedules thereto) filed with the Internal Revenue Service ("IRS"), (E) the most recent IRS determination letter and each currently pending application to the IRS for a determination letter,
     (F) the most recent financial statements and trustee reports, (G) all records, notices and filings concerning IRS or Department of Labor audits or investigations, "prohibited transactions" within the meaning of Section 406 of ERISA or Section 4975 of the Code and "reportable events" within the meaning of Section 4043 of ERISA, (H) all personnel, payroll, and employment manuals and policies; (I) all collective bargaining agreements pursuant to which contributions have been made or obligations incurred (including both pension and welfare benefits) by the Company and the ERISA Affiliates, and all collective bargaining agreements pursuant to which contributions are being made or obligations are owed by such entities; (J) all registration statements filed with respect to any Company Plan; (K) all insurance policies purchased by or to provide benefits under any Company Plan; (L) all contracts with third party administrators, actuaries, investment managers, consultants, and other independent contractors that relate to any Benefit Plan; (M) the most recent reports submitted by third party administrators, actuaries, investment managers, consultants, or other independent contractors with respect to any Benefit Plan; (N) all notices that were given by the Company or any ERISA Affiliate or any Benefit Plan to the IRS, the Pension Benefit Guaranty Corporation ("PBGC"), or any participant or beneficiary, pursuant to statute, within the four years preceding the date of this Agreement; and (O) with respect to Benefit Plans subject to Title IV of ERISA, the Form PBGC-1 filed for the most recent plan year.

               (ii) No event has occurred and, to the knowledge of the Company, there exists no condition or set of circumstances in connection with which the Company or any ERISA Affiliate is or would reasonably be expected to be subject to any material liability under the terms of any Benefit Plan, under ERISA, or, with respect to any Benefit Plan, under the Code or any other applicable law, rule or regulation, domestic or foreign. Neither the Company nor any ERISA Affiliate has incurred or would reasonably be expected to incur any material liability in respect of any employee benefit plan maintained by an ERISA Affiliate but not included within the term "Benefit Plan" or by any person other than the Company or any ERISA Affiliate. No statement, either written or oral, has been made by the Company or an ERISA Affiliate to any person with regard to any Benefit Plan that was not in accordance with the terms of the Benefit Plan and that would have a Material Adverse Effect on the Company or an ERISA Affiliate. All filings required by ERISA and the Code as to each Benefit Plan have been timely, completely and accurately filed, and all notices and disclosures to participants required by either ERISA or the Code have been timely, completely and accurately provided. All contributions and payments made or accrued with respect to all Benefit Plans are deductible under
     Section 162 or 404 of the Code. No amount, or any asset of any Benefit Plan is subject to tax as unrelated business taxable income. The Company has no material liability to the IRS with respect to any Benefit Plan, including any liability imposed by Chapter 43 of the Code.

               (iii) Neither the Company nor any ERISA Affiliate has, at any time, (A) maintained or contributed to any "employ pension benefit plan" with the meaning of ERISA Section 3(2), (B) maintained or contributed to any employee pension benefit plan subject to Title IV of ERISA or Code
     Section 412, or (C) been required to contribute to, or incurred any withdrawal liability within the meaning of ERISA Section 4201 to, any multiemployer plan as defined in ERISA Section 3(37).

               (iv) Except as set forth on Schedule 3(t) or as contemplated by this Agreement, the execution and delivery of this Agreement do not, and the consummation of the Transactions will not (A) require the Company or any ERISA Affiliate to pay greater compensation or make a larger contribution to, or pay greater benefits or accelerate payment or vesting of a benefit under, any Benefit Plan or (B) create or give rise to any additional vested rights or service credits under any Benefit Plan.

               (v) Except for requirements under applicable law, as set forth on Schedule 3(t) or as contemplated by this Agreement, neither the Company nor any ERISA Affiliate is a party to or is bound by any severance agreement, program or policy.

               (vi) Except as set forth on Schedule 3(t), no Benefit Plan provides benefits, including without limitation, death or medical benefits, beyond termination of employment or retirement other than (A) coverage mandated by law or (B) death or retirement benefits under a Benefit Plan qualified under Section 401(a) of the Code. Neither the Company nor any

     ERISA Affiliate is contractually obligated to provide any person with life, medical, dental or disability benefits for any period of time beyond retirement or termination of employment, other than as required by the provisions of Sections 601 through 608 of ERISA and Section 4980B of the Code.

               (vii) With respect to any Benefit Plan that is an employee welfare benefit plan (as defined in Section 3(1) of ERISA), (A) no such Benefit Plan is funded through a "welfare benefit fund", as such term is defined in Section 419(e) of the Code, (B) each such Benefit Plan that is a "group health plan", as such term is defined in Section 5000(b)(l) of the Code, complies in all respects with the applicable requirements of Sections 601 through 608 of ERISA and Section 4980B(f) of the Code, and (iii) each such Benefit Plan (including any such Plan covering retirees or other former employees), as in effect on the date hereof, may be amended or terminated as to future benefit accruals without material liability to the Company or any ERISA Affiliate on or at any time after the Closing Date.

               (viii) Except as disclosed on Schedule 3(t), and except for the transactions contemplated by this Agreement, there is no contract, agreement, Benefit Plan or other arrangement covering any employee or former employee of the Company or any of its Subsidiaries that would give rise to the payment of any amount that would not be deductible under
     Section 280G of the Code.

               (ix) To the knowledge of the Company, no event has occurred or circumstance exists that would result in a material increase in premium costs of any Benefit Plan that is insured, or a material increase in benefit costs of such Plan that is self-insured.

               (x) Other than claims for benefits submitted by participants or beneficiaries, no claim against, or legal proceeding involving, any Benefit Plan is pending or, to the knowledge of the Company, is threatened which, if adversely determined, would individually or in the aggregate have a Material Adverse Effect.

               (xi) Each current or former employee of the Company who has taken a leave of absence under the Family and Medical Leave Act of 1994, as amended, was, upon his or her return to employment with the Company, placed in the same position with respect to all eligibility requirements and benefits of any Benefit Plan as had been applicable to such employee immediately before the leave commenced, except where the failure to so comply would not have a Material Adverse Effect.

         (u) Tax Matters. Except as disclosed on Schedule 3(u), the Company and each Subsidiary has filed all Tax Returns that the Company or such Subsidiary has been required to file. All such Tax Returns were correct and complete when filed, and the Company does not know of any facts or circumstances that would require an amendment to be filed with respect to any such Tax Returns. Except as disclosed on Schedule 3(u), all material Taxes owed by the Company or any Subsidiary (whether or not shown on any Tax Return) have been paid. Neither the Company nor any Subsidiary is currently the beneficiary of any extension of time within which to file any Tax Return. Except as disclosed on
Schedule 3(u), no claim has ever been made by an authority in a jurisdiction where the Company or any Subsidiary does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction. Except as disclosed on Schedule 3(u), there are no liens on any of the assets of the Company or any Subsidiary that arose in connection with any failure (or alleged failure) to pay any Tax. The Company and each Subsidiary has withheld and paid all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any employee.

         (v) Contracts. Schedule 3(v) sets forth a list (sorted by reference to the clauses of this subsection) of all contracts, agreements, arrangements, guarantees, licenses, leases and executory commitments, other than Benefit Plans and any contracts heretofore filed as an exhibit to any SEC Document, that exist as of the date hereof to which the Company or any of its Subsidiaries is a party or by which it is bound and which fall within any of the following categories (each a "Contract"): (a) Contracts not entered into in the ordinary course of the Company's or any of its Subsidiaries' respective businesses; (b) joint venture, partnership or franchising agreements, (c) Contracts containing covenants purporting to limit the freedom of the Company or any of its Subsidiaries to compete in any line of business in any geographic area or to hire any individual or group of individuals, (d) Contracts which after the consummation of any of the Transactions would have the effect of limiting the freedom of the Company or any Subsidiary to compete in any line of business in any geographic area or to hire any individual or group of individuals, (e) Contracts relating to any outstanding commitment for capital expenditures in excess of $25,000, (f) indentures, mortgages, promissory notes, loan agreements or guarantees of borrowed money, letters of credit or other agreements or instruments of the Company or any Subsidiary evidencing indebtedness for borrowed money or providing for the creation of any charge, security interest, encumbrance or lien upon any of the assets of the Company or any of its Subsidiaries, (g) License Agreements, (h) Contracts with respect to which a change in the ownership (whether directly or indirectly) of the shares of Company Common Stock or the composition of the Board of Directors of the Company or any of its Subsidiaries or any of the other Transactions may result in a violation of or default under, or give rise to a right of termination, modification, cancellation or acceleration of any obligation or loss of benefits under, such Contract, (i) any other agreement of a type required to be filed under Item 601(b)(10) of Regulation S-K promulgated by the SEC; or (j) Contracts (including employment agreements and consulting agreements) pursuant to which the Company or any Subsidiary is required to employ or obtain services from any Person otherwise than on an "at-will" basis for any period of time. All Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound are valid and binding obligations of the Company or its Subsidiary (as applicable) and, to the knowledge of the Company, the valid and binding obligation of each other party thereto. Neither the Company or its Subsidiary (as applicable) nor, to the knowledge of the Company, any other party thereto is in violation of or in default in respect of, nor has there occurred an event or condition which with the passage of time or giving of notice (or both) would constitute a default by the Company or its Subsidiary (as applicable) (or to its knowledge a default by any other party thereto) under or permit the termination of, any such Contract, except for such instances of default thereunder or terminations thereof that would not individually or in the aggregate result in a Material Adverse Effect. The Company has, prior to the date hereof, delivered or made available true, complete and correct copies of the Contracts to the Buyers.

         (w) Transactions With Affiliates. Except as set forth on Schedule 3(w) and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement (whether written or oral) providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or any corporation, partnership, trust or other entity in which any officer or director has an interest or is an officer, director, trustee or partner.

         (x) Application of Takeover Protections. The Company and its Board of Directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to any of the Buyers as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Acquired Securities, the exercise of the Ancillary Warrants and the ownership by any Buyer of any of the Acquired Securities or any shares of Common Stock issuable under the Ancillary Warrants.

         4.    COVENANTS.

               (a) Special Meeting. As soon as practicable following the date of this Agreement, the Company shall (i) call a special meeting of the stockholders of the Company to be held no later than February 28, 2003 (the "Special Meeting") for the purpose of obtaining the approval of the Company's stockholders with respect to: (A) a reverse stock split of the Common Stock (the "Reverse Split"), pursuant to which the issued and outstanding Common Stock shall be converted into one-tenth (1/10) of the number of shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Split, (B) the transactions to be consummated pursuant hereto, including, without limitation, the issuance and sale of the Purchased Shares and the issuance of the Ancillary Warrants (collectively, the "Transactions"), and (C) a change in the name of the Company to "Market Central, Inc." (the "Company Name Change" and collectively with the Reverse Split and the Transactions, the "Approval Matters"); and shall
(ii) recommend that the Company's stockholders vote to approve each of the Approval Matters, shall use its reasonable best efforts to solicit from stockholders of the Company proxies in favor of approving each of the Approval Matters, and shall take all other action necessary and appropriate to secure the vote of stockholders approving each of the Approval Matters.

               (b) Proxy Statement. The Company and the Buyers shall furnish to each other all information concerning such Person or such Person's business that is required for the Proxy Statement. The Company shall, as soon as practicable after the date hereof, prepare and file (after providing the Buyers with a reasonable opportunity to review and comment thereon) the Proxy Statement with the SEC and shall use its reasonable best efforts to respond to any comments of the SEC (after providing the Buyers with a reasonable opportunity to review and comment thereon); provided, however, that in no event shall the Company file the preliminary Proxy Statement with the SEC any later than twenty (20) days following the date of this Agreement (unless the Buyers shall have failed to cooperate with the preparation thereof as contemplated by this Section 4(b)). The Company shall cause the Proxy Statement to be mailed to the Company's stockholders as promptly as practicable, but in any event no later than five (5)

Business Days after responding to all such comments to the satisfaction of the staff of the SEC. The Company shall notify the Buyers promptly of the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply the Buyers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement or any Approval Matter. The Company will cause the Proxy Statement to comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations thereunder applicable to the Proxy Statement and the solicitation of proxies for the Special Meeting (including any requirement to amend or supplement the Proxy Statement). The Buyers shall cooperate with the Company in the preparation of the Proxy Statement, and without limiting the generality of the foregoing, the Company and the Buyers shall promptly furnish to the other such information relating to it and its affiliates and the Approval Matters and such further and supplemental information as may be reasonably requested by the other party and shall promptly notify the other party of any change in such information. If at any time prior to the Special Meeting there shall occur any event that should be set forth in an amendment or supplement to the Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement; provided, however, that no such amendment or supplement to the Proxy Statement will be made by the Company without providing the Buyers the reasonable opportunity to review and comment thereon and without the approval of the Buyers, which approval shall not be unreasonably withheld. The Company and its counsel shall use reasonable efforts to permit the Buyers and its counsel to participate in all communications with the SEC and its staff, including all meetings and telephone conferences, relating to the Proxy Statement, this Agreement or the Approval Matters; provided, however, that in the event that such participation by the Buyers does not take place, the Company shall promptly inform the Buyers of the content of all such communications and the participants involved therein that specifically relate to the Proxy Statement, this Agreement or the Approval Matters. The Company agrees to include in the Proxy Statement the recommendation of the Company's Board of Directors.

               (c) Voting Agreement. The parties acknowledge that simultaneously with the execution and delivery of this Agreement, and as a condition to Buyers' willingness to enter into this Agreement, Terrence Leifheit has (i) executed and delivered to Hammer and WAG Holdings a Voting Agreement, pursuant to which he has agreed to vote all shares of the Company's capital stock owned by him or otherwise within his power to vote in favor of the approval of each of the Approval Matters and against any transaction competing with the Transactions, and (ii) granted to Hammer and WAG Holdings a proxy (with the power of substitution) with respect to such shares of the Company's capital stock.

               (d) Satisfaction of Closing Conditions. From the date hereof until the Closing, the Company shall use its best efforts to satisfy, or cause the satisfaction of, each of the conditions set forth in Section 7 below as soon as practicable following the date hereof.

               (e) Compliance with Regulation D and Blue Sky. The Company shall, on or before the Closing Date, take such action, if any, as is necessary in order to obtain an exemption for or to qualify the Acquired Securities for sale to the Buyers pursuant to this Agreement under Regulation D promulgated under the 1933 Act and any applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the

Buyers on or prior to the Closing Date. The Company shall, prior to the Closing Date, make all filings and reports relating to the offer and sale of the Acquired Securities that are necessary under Regulation D promulgated under the 1933 Act and any applicable securities or "Blue Sky" laws of the states of the United States, as the applicable, to perfect such exemptions or qualifications.

               (f) Due Diligence. Prior to the Closing Date, the Buyers shall be entitled, through their respective employees and representatives, including, without limitation, their legal counsel and accountants, to make such investigation of the assets, properties, business and operations of the Company and each Subsidiary, and such examination of the books, records and financial condition of the Company and each Subsidiary as the Buyers wish. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and the Company shall cooperate, and cause each Subsidiary to cooperate, fully therein. No investigation by the Buyers (or failure to conduct such an investigation) shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company under this Agreement, or the Buyers' respective rights under Section 8 below. In order that the Buyers may have full opportunity to make such business, accounting and legal review, examination or investigation as it may wish of the business and affairs of the Company and each Subsidiary, the Company shall furnish, and shall cause each Subsidiary to furnish, the representatives of the Buyers during such period with all such information and copies of such documents concerning the affairs of the Company and each Subsidiary as such representatives may reasonably request and cause its officers, employees, consultants, agents, accountants and attorneys to cooperate fully with such representatives in connection with such review and examination. If this Agreement terminates, the Buyers, and their respective employees and representatives shall keep confidential any information or documents obtained from the Company concerning its assets, properties, business and operations, unless readily ascertainable from public or published information, or trade sources, or subsequently developed by the Buyers or any of them independent of any investigation of the Company, or received from a third party not under an obligation to the Company to keep such information confidential. If this Agreement terminates, any documents obtained by the Buyers from the Company shall be returned.

               (g) Notice of Events; Settlement of Debts. The Company shall promptly notify the Buyers of (i) any event, condition or circumstance occurring from the date hereof through the Closing Date that would constitute a violation or breach of this Agreement, (ii) any event, occurrence, transaction or other item which would have been required to have been disclosed on any Schedule or statement delivered hereunder, had such event, occurrence, transaction or item existed on the date hereof, other than items arising in the ordinary course of business which would not render any representation or warranty of the Company inaccurate or misleading, (iii) any lawsuits, claims, proceedings or investigations which after the date hereof are, to the knowledge of the Company or any Subsidiary, threatened or commenced against the Company or any of its officers, directors or employees with respect to the affairs of the Company, and
(iv) any event, occurrence, transaction or other item that could reasonably be deemed to require a filing by the Company with the SEC of a Current Report on Form 8-K. The Company shall not settle, and shall cause each of its Subsidiaries not to settle, any debts owed by the Company or any of its Subsidiaries to their respective creditors and suppliers (except for cash payments of debts that have become due in the ordinary course pursuant to their original terms), unless the Company shall have obtained the Buyers' prior written approval of such settlement.

               (h) Fees and Expenses. In addition to its own fees and expenses, the Company shall pay the fees and expenses (including the fees and expenses of legal counsel, investment bankers, brokers or other representatives or consultants) incurred by the Buyers in connection with the negotiation and consummation of the transactions contemplated hereby. Such fees and expenses shall be paid by the Company promptly upon submission of invoices therefor by the Buyers and regardless of whether or not the Transactions are consummated.

               (i) No Solicitation. The Company agrees that, for a period commencing on the date hereof and ending on February 28, 2003 (the "Exclusivity Period"), neither the Company nor any of its representatives, directors, officers, stockholders, agents or affiliates (collectively, "Company Representatives") will (i) entertain or discuss any Acquisition Proposal with any other party or provide any information to any other party in connection therewith, or (ii) disclose to any other party the contents of this Agreement or the details of the transactions contemplated herein, except for such disclosure required by law or contained in the Proxy Statement; provided, however, that nothing contained in this Agreement shall prohibit the Board of Directors of the Company or Company Representatives from furnishing information to or entering into discussions or negotiations with any person or group that makes an unsolicited written, bona fide Acquisition Proposal, if, and only to the extent that (i) the Board of Directors of the Company determines in good faith by a majority vote, after consultation with a nationally reputed financial advisor and with independent legal counsel that such proposal is, or is reasonably likely to lead to, a Superior Proposal, (ii) the Board of Directors of the Company determines in good faith by a majority vote after consultation with its outside legal counsel that the failure to negotiate, or otherwise engage in discussions, with such third party would be inconsistent with the Board's fiduciary duties under applicable law, and (iii) such person or group, prior to the disclosure of any non-public information, enters into a confidentiality agreement with the Company that is not, in any material respect, less restrictive as to such person or group than the confidentiality restrictions imposed on the Buyers pursuant to Section 4(f), that contains a standstill restriction prohibiting such third party and its affiliates from acquiring more than five percent (5%) of the Company's outstanding Common Stock, and that does not contain exclusivity provisions which would prevent the Company from complying with its obligations hereunder. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 4(i) by any Company Representative, whether or not such person is purporting to act on behalf of the Company or its directors or otherwise, shall be deemed to be a breach of this Section 4(i) by the Company. Except as expressly permitted by this Section 4(i), the Board of Directors of the Company (or any other committee thereof) shall not (i) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, or (ii) cause the Company to accept such Acquisition Proposal and/or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement (each, an "Acquisition Agreement") related to any Acquisition Proposal; provided, however, that the Board of Directors of the Company may take such actions if, and only to the extent that (A) such Acquisition Proposal is a Superior Proposal, (B) the Board of Directors of the Company determines in good faith by a majority vote, after consultation with its outside legal counsel, that the failure to do so would be inconsistent with the fiduciary duty of the Board of Directors of the Company under applicable law, (C) the Company is not in breach of this Section 4(i), and
(D) in the case of clause (ii) above, (I) the Company shall, prior to or simultaneously with the taking of such action, have paid or pay to the Buyers or their designee the break-up fee (including payment of Buyers' transaction costs and expenses) set forth in Section 4(j)(ii) below, (II) the Company shall, prior to or simultaneously with the taking of such action, have repaid or repay to

Hammer and WAG Holdings the aggregate outstanding principal balance of all loans made to the Company or ecom pursuant to the Loan Agreement, together with any accrued but unpaid interest thereon, and (III) the Company shall have complied with its obligations under Section 9(e). In addition, the Company agrees that it will inform the Buyers of, and provide the Buyers with information regarding, any Acquisition Proposal or other offers or expressions of interest for the Company.

               (j)  Break-Up Fees.

                    (i) Upon the first occurrence of any Adverse Event (as defined below), the Company shall pay the Buyers an aggregate amount of $100,000 in cash (allocated among the Buyers in proportion to the number of Purchased Shares to be purchased by each of the respectively hereunder unless otherwise agreed among the Buyers), plus all transaction costs and expenses actually incurred by the Buyers in connection with the negotiation and attempted consummation of the transactions contemplated by this Agreement. As used herein, the term "Adverse Event" means any of the following: (A) the occurrence of any breach of the provisions of Section 4(i) above; or (B) the Buyers elects to terminate this Agreement because the Buyers determine, in their reasonable judgment, that (1) the Company does not own or have licenses to use all of the Intellectual Property necessary to conduct its business as it has been conducted, (2) there has occurred any material adverse change in the business or assets of the Company since May 31, 2002 that was not disclosed to the Buyers in writing prior to the date hereof, or (C) any material adverse change in the business or assets of the Company has occurred since the date hereof.

                    (ii) Upon the first occurrence of any Triggering Event (as defined below), the Company shall pay the Buyers a break-up fee in cash in the amount of $100,000 (allocated among the Buyers in proportion to the number of Purchased Shares to be purchased by each of the respectively hereunder unless otherwise agreed among the Buyers), plus all transaction costs and expenses actually incurred by the Buyers in connection with the negotiation and attempted consummation of the transactions contemplated by this Agreement. As used herein, the term "Triggering Event" means (i) the failure of the Company's Board of Directors to recommend to the stockholders of the Company, within fifteen (15) days following the date of this Agreement, that the stockholders of the Company approve the consummation of the transactions contemplated by this Agreement, (ii) the withdrawal by the Company's Board of Directors of any such recommendation, (iii) the recommendation by the Company's Board of Directors that the stockholders of the Company approve any Acquisition Proposal,
         (iv) the execution by the Company of any Acquisition Agreement, or (v) the termination of this Agreement by Buyer following a material breach by the Company of any of the Company's representations, warranties or covenants set forth herein, provided such breach has not been cured within twenty (20) days after the Company receives written notice specifying such breach.

               (k) Lock-Up Option. The Company hereby grants the Buyers an option (the "Option") to acquire a number of shares of the Common Stock of the Company equal to 19.9% of the number of issued and outstanding shares of the Company's Common Stock, determined on a fully-diluted basis (assuming the conversion of all securities convertible into Common Stock and the exercise of all options and warrants to purchase Common Stock) immediately prior to the exercise of the Option, at an exercise price of $0.07 per share, to be paid in cash (which price shall be automatically adjusted in accordance with the Reverse Split in the event the Reverse Split is effected). The Option shall be exercisable in the event that the Buyers become entitled to a break-up fee or other payment pursuant Section 4(j)(i) or (ii) above, and shall expire upon the first to occur of (i) August 29, 2004, (ii) the date on which the Closing occurs, or (iii) a material breach by the Buyers of their obligations under this Agreement, which breach shall not have been cured by the Buyers within thirty
(30) days following the Buyers receipt from the Company of a written notice describing such material breach, provided, that the Option shall be suspended until such breach is cured. Unless otherwise agreed among the Buyers, the right to purchase shares of Common Stock pursuant to the Option shall be allocated among the Buyers in proportion to the number of Purchased Shares that would have been purchased by each of the respectively hereunder had the transactions contemplated by this Agreement been consummated on the date the Option is first exercisable. Each Buyer may assign its rights under the Option to any person or entity in its sole discretion.

               (l)  Post-Closing Covenants.

                    (i) Following the Closing, the Buyers agree to use commercially reasonable efforts to assist the Company in generating new outbound telemarketing and/or mail opportunities for the Company in an amount not less than $350,000 during the first twelve months after the Closing.

                    (ii) Following the Closing, the Buyers agree to cause the Company to adopt a new Stock Option Plan, pursuant to which employees of the Company will be given new options to purchase Common Stock.

                    (iii) Following the Closing, the Company shall, at the request of the Buyers, register the Purchased Shares and the shares of Common Stock issuable under the Ancillary Warrants, pursuant the 1933 Act for resale by the Buyers or their assigns.

               (m)  Make-Whole Covenant.

                    (i) If at any time following the Closing it is determined by the Buyers that any of the representations and warranties of the Company set forth in Section 3(a) or (c) above were inaccurate as of the Closing, the Company shall thereafter, within three (3) Business Days following the Company's receipt of a written demand from the Buyers, and without requiring additional consideration to be paid by the Buyers, issue to the Buyers (in proportion to the number of Purchased Shares issued to each of them at the Closing) additional shares of Common Stock such that the aggregate number of shares of Common Stock issued to the Buyers pursuant to this Section 4(m) and
         Section 1(a) above, if all such shares had been issued to the Buyers at the Closing, would have been sufficient to give the Buyers a number of shares of Common Stock equal to at least the Adjusted Percentage
         (as defined below) of the number of shares of Common Stock outstanding as of the Closing, determined on a fully-diluted basis after considering the facts and circumstances upon which the Buyers have determined that such representations and warranties were inaccurate as of the Closing, but in all cases excluding the exercise of any options or warrants to acquire Common Stock at a price equal to or greater than $.55 per share (determined prior to the Reverse Split), which options or warrants were outstanding as of the Closing, and the conversion of any securities of the Company convertible into Common Stock, which convertible securities were outstanding as of the Closing, and where such conversion would have required the payment to the Company of at least $.55 per share of Common Stock (determined prior to the Reverse Split).

                    (ii) As used herein, the term "Adjusted Percentage" shall initially mean seventy percent (70%); provided, that such percentage shall be adjusted and readjusted, as of the date of any demand by Buyers for such adjustment or readjustment, as follows: (A) if it is discovered that the Company or ecom had, as of the Closing, any contractual obligation to make cash payments or other distributions based on the value of the Company and/or ecom (including, without limitation, any obligation to redeem capital stock and any obligation under outstanding stock appreciation, phantom stock or similar rights granted by the Company or ecom), then the Adjusted Percentage shall be adjusted or readjusted, as the case may be, to equal a percentage equivalent to a fraction, (I) the numerator of which is equal to seventy percent (70%) of the combined net book value of the Company and ecom, ignoring the effect of such payments or distributions, and
         (II) the denominator of which is equal to the combined net book value of the Company and ecom reduced by the amount of all such payments or distributions (assuming such payments or distributions are made as of the date of such adjustment or readjustment); and (B) if it is discovered that the Company does not own all of the issued and outstanding capital stock ecom, on a fully-diluted basis, then the Adjusted Percentage shall be adjusted to equal a percentage equivalent to a fraction, (I) the numerator of which is equal to the Adjusted Percentage (following any adjustment required pursuant to clause (A) above), and (II) the denominator of which is equal to the actual percentage of the issued and outstanding capital stock of ecom owned by the Company as of the Closing, on a fully-diluted basis.

                    (iii) The Company acknowledges and agrees that, pursuant to this Section 4(m), the Buyers may demand additional shares or adjustment of the Adjustment Percentage at any time, and from time to time. The covenant set forth in this Section 4(m) is not intended to limit any obligation of the Company to indemnify the Buyers pursuant to Section 8 below for any breach of the Company's representations or warranties contained herein, and the limits on the Company's indemnity obligations set forth in Section 8 below shall not be construed to limit the Company's obligations under this Section 4(m). Any shares of Common Stock issued to the Buyers pursuant to this Section 4(m) shall be deemed to be "Purchased Shares" for all purposes under this Agreement.

         5.    TRANSFER AGENT INSTRUCTIONS.

         On the Closing Date, the Company shall issue irrevocable instructions to the Transfer Agent, in a form reasonably satisfactory to the Buyers, to issue a certificate in the name of each Buyer for the Purchased Shares being purchased by such Buyer hereunder (the "Irrevocable Transfer Agent Instructions"). The

Company warrants to the Buyers that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to the Transfer Agent with respect to the Purchased Shares (other than stop transfer orders enforcing the restrictions on transfer set forth in the restrictive legend set forth below) and that the Purchased Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. The certificates issued in the names of the Buyers representing the Purchased Shares shall not bear any restrictive legend except for the following:

                  THE SECURITIES EVIDENCED HEREBY WERE ISSUED AND SOLD WITHOUT REGISTRATION UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"), OR THE SECURITIES LAWS OF ANY STATE, IN RELIANCE UPON CERTAIN EXEMPTIVE PROVISIONS OF SAID ACTS, PARTICULARLY INCLUDING
         SECTION 10-5-9(13) OF THE GEORGIA SECURITIES ACT OF 1973, AS AMENDED. SAID SECURITIES CANNOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS MADE: (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE FEDERAL ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION; AND (2) IN A TRANSACTION WHICH IS EXEMPT UNDER APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS, OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH SUCH LAWS.

         6.    CONDITIONS TO THE COMPANY'S OBLIGATIONS.

         The obligation of the Company hereunder to sell the Purchased Shares is subject to the satisfaction of each of the following conditions on or before the Closing Date; provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyers with prior written notice thereof:

               (a) The Buyers shall have executed each of the Transaction Documents and delivered the same to the Company.

               (b) The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

         7.    CONDITIONS TO THE BUYER'S OBLIGATION.

         The obligation of the Buyers to purchase Purchased Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Closing Date; provided that these conditions are for the Buyers' benefit only and may be waived by the Buyers at any time in their absolute discretion by providing the Company with prior written notice thereof:

               (a) Trading in the Common Stock shall not have been suspended by the SEC or the Principal Market.

               (b) The stockholders of the Company shall have approved the transactions contemplated by this Agreement, including without limitation, the sale of the Purchased Shares pursuant to Section 1 above, the issuance of the Ancillary Warrants, the Reverse Split and the Company Name Change.

               (c) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyers.

               (d) Prior to the effectiveness of the Reverse Split, ninety five percent (95%) or more of the Company's convertible securities (excluding the Series D Preferred Stock), determined on the basis of the number of shares of Common Stock into which such convertible securities may be converted immediately prior to Closing, shall have been cancelled or converted to Common Stock in accordance with the terms thereof.

               (e) Prior to the effectiveness of the Reverse Split, Gibralter shall have converted all 1,000,000 shares of the Series D Preferred Stock currently owned by it into 10,000,000 shares of Common Stock (equivalent to 1,000,000 shares upon the effectiveness of the Reverse Split).

               (f) The Company shall have effected the Reverse Split and the Company Name Change by filing a Certificate of Amendment to the Certificate of Incorporation, in form and substance reasonably satisfactory to the Buyers.

               (g) Each of the former shareholders of ecom shall have executed and delivered to the Company a written waiver of any rights such Person may have under that certain Agreement and Plan of Merger, dated as of December 21, 2000 (as amended, the "ecom Merger Agreement"), or otherwise, to receive additional shares of Common Stock upon the consummation of Company's sale of the Purchased Shares pursuant to Section 1 hereof.

               (h) The sum of the number of shares of Common Stock outstanding and the number of shares of Common Stock issuable upon the conversion of all securities convertible into, or exercisable for, shares of Common Stock shall not exceed 54.5 million (ignoring the effect of the Reverse Split).

               (i) The Company shall have entered into an agreement with Gibralter, which shall be for a term of not less than five (5) years, providing for the continued provision of services to Gibralter by the Company, such agreement to be at current market terms and in form and substance satisfactory to the Buyers in their absolute discretion (including, without limitation, as to allocation of overhead and costs). To the extent the parties cannot agree on an acceptable contract, the parties shall select an arbitrator to determine current market terms for said agreement.

               (j) The Company shall have (i) terminated each employment agreement or consulting agreement listed under item (j) on Schedule 3(v), and
(ii) entered into a new agreement with each Person employed or engaged under such agreements upon terms and conditions satisfactory to the Buyers.

               (k) The Company shall have entered into a fee agreement with Atkisson, Carter & Company ("Atkisson"), in form and substance satisfactory to the Buyers in their absolute discretion, relating to services provided by Atkisson in connection with the transactions contemplated by this Agreement.

               (l) [Intentionally omitted]

               (m) The Buyers shall be satisfied, in their absolute discretion, with the results of their due diligence investigation of the Company and its Subsidiaries.

               (n) There shall have been no material adverse change in the financial condition, results of operations or business prospects of the Company and its Subsidiaries, since May 31, 2002.

               (o) The Buyers shall have received a legal opinion letter of the Company's legal counsel, dated as of the Closing Date, in the form of Schedule 7(o).

               (p) The Company shall have executed and delivered to the Transfer Agent the Irrevocable Transfer Agent Instructions, and the same shall have been acknowledged in writing by the Company's Transfer Agent. The Company shall have executed and delivered to Hammer and WAG Holdings the Ancillary Warrants.

               (q) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyers shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect, in form and substance satisfactory to the Buyers.

               (r) All permits and approvals from any governmental or regulatory body required for the lawful consummation of the transactions contemplated herein and the continued operation of the business of the Company and the Subsidiaries shall have been obtained.

               (s) All consents, permits, waivers and approvals from parties to material contracts or other agreements with the Company that may be required in connection with the performance by the Company of its obligations under this Agreement or the continuance of such contracts or other agreements with the Company without material modification after the consummation of the transactions contemplated herein shall have been obtained (with satisfactory written evidence thereof, in recordable form where necessary, to be furnished to the Buyers at the Closing).

               (t) No action, suit or proceeding shall have been instituted before any court or governmental or regulatory body, or instituted or threatened by any governmental or regulatory body, to restrain, modify or prevent the carrying out of the transactions contemplated by this Agreement or to seek damages or a discovery order in connection with such transactions, or that has or could reasonably be expected to have a materially adverse effect on the assets, properties, business, operations or financial condition of the Company or any Subsidiary.

               (u) The Company shall have delivered to the Buyers a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Business Days of the Closing Date.

               (v) The Company shall have delivered to the Buyers a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Business Days of the Closing Date.

               (w) The Company shall have delivered to the Buyers a secretary's certificate executed by the Secretary of the Company, dated as of the Closing Date, in form and substance satisfactory to the Buyers.

               (x) The Company shall have obtained a policy of directors and officers liability insurance issued by an insurer acceptable to Buyer and having terms and coverage limits acceptable to the Buyers.

         8.    INDEMNIFICATION.

               (a) In consideration of the Buyers' execution and delivery of the Transaction Documents and their acquisition of the Purchased Shares hereunder and in addition to all of the Company's other obligations under the Transaction Documents, subject to the limits set forth in subsection (b) below, the Company shall defend, protect, indemnify and hold harmless each Buyer, each Buyer's respective affiliates, officers, directors, managers and employees, and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(ii) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (iii) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

               (b) The Company shall not be liable under subsection (a) above unless the aggregate amount of Indemnified Liabilities subject to indemnification pursuant to such section exceeds $50,000 (the "Threshold Amount"). After the aggregate amount of such Indemnified Liabilities exceeds the Threshold Amount, the Company shall be obligated to indemnify the Indemnitees for all such Indemnified Liabilities, including those considered in determining that the Threshold Amount has been exceeded. In no event shall the aggregate liability of the Company under subsection (a) above exceed $1,500,000. In no event shall the provisions of this Section 8(b) be construed to limit or otherwise affect the obligations of the Company under Section 4(m) above.

         9.    TERMINATION.

         This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date, as follows:

               (a) by mutual written agreement of the Company and the Buyers; or

               (b) by the Buyers or the Company if such party seeking termination is not then in material breach of this Agreement and if the Closing has not occurred on or before February 28, 2003 (the "Termination Date"); or

               (c) by the Buyers, if the Buyers are not then in material breach of this Agreement and the Company is then in material breach of this Agreement, and such breach remains uncured for ten (10) days after the Company's receipt of written notice thereof from Buyer; or

               (d) by the Company, if the Company is not then in material breach of this Agreement and the Buyers are then in material breach of this Agreement, and such breach remains uncured for ten (10) days after the Buyers' receipt of written notice thereof from the Company; or

               (e) by the Company at any time prior to the Special Meeting, by action of the Board of Directors of the Company, if the Company shall have received after the date hereof an Acquisition Proposal from a third party that was not initiated, solicited or encouraged by the Company in violation of this Agreement and that does not materially violate or breach any confidentiality or standstill agreement executed by such party with respect to the Company and (i) the Board of Directors of the Company determines in good faith by a majority vote after consultation with its financial and legal advisors that such Acquisition Proposal is a Superior Proposal, (ii) the Board of Directors of the Company determines in good faith by a majority vote after consultation with its outside legal counsel that the failure to approve such agreement would be inconsistent with the fiduciary duties of the Board of Directors under applicable law, (iii) the Board of Directors of the Company has received a written opinion, a copy of which has been delivered to the Buyers, from a nationally reputed financial advisor that the Acquisition Proposal is fair from a financial point of view to the stockholders of the Company (other than any stockholders participating in the buying group in such transaction); provided, however, that any such termination shall not be effective unless: (I) the Board of Directors of the Company has provided the Buyers with written notice that it intends to terminate this Agreement pursuant to this Section 9(e), identifying the Alternative Transaction (and the parties thereto) then determined to be more favorable and delivering to the Buyers a copy of the written agreement for such Alternative Transaction in the form to be entered into (it being understood that if such form changes prior to termination of this Agreement, the Board of Directors of the Company will notify the Buyers thereof), (II) at least two (2) full Business Days after the Board of Directors of the Company has provided the initial notice required by clause (I) above, the Board of Directors of the Company delivers to the Buyers a written notice of termination of this Agreement pursuant to this Section 9(e), and (III) upon delivery of the termination notice referred to in clause (II) above, (A) the Company has delivered to the Buyers checks or wire transfers of same day funds in the aggregate amount of the break-up fee and the expense and cost reimbursement required under Section 4(j)(ii) above and a written acknowledgement from the Company that the Company has irrevocably waived any right to contest or object to such payment, and (B) the Company has repaid to Hammer and WAG Holdings the aggregate outstanding principal balance of all loans made pursuant to the Loan Agreement, together with any accrued but unpaid interest thereon.

         If this Agreement is terminated pursuant to the foregoing, then except as otherwise provided herein, all further obligations of the parties under or pursuant to this Agreement shall immediately terminate without further liability of any party to the other; provided, however, that (i) nothing in this Section 9 shall relieve the liability or obligations hereunder of any party (the "Defaulting Party") to the other party or parties (each, a "Non-Defaulting Party") on account of a breach by the Defaulting Party of any covenant, agreement, representation or warranty of the Defaulting Party contained herein, including, without limitation, any liability of the Company pursuant to Section 4(j) above; (ii) the option granted by the Company to the Buyers in Section 4(k) above shall survive any such termination; and (iii) the Buyers' obligations of confidentiality set forth in Section 4(f) shall survive any such termination.

         10.   CERTAIN DEFINED TERMS.

         For purposes of this Agreement, the following terms shall have the following meanings:

               (a) "1933 Act" means the Securities Act of 1933, as amended.

               (b) "Acquisition Proposal" means an inquiry, offer or proposal regarding any of the following (other than the Transactions contemplated by this Agreement) involving the Company: (i) any merger, consolidation, share exchange, recapitalization, liquidation, dissolution, business combination or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 15% or more of the assets of the Company in a single transaction or series of related transactions; (iii) any tender offer (including a self tender offer) or exchange offer that, if consummated, would result in any person or group beneficially owning more than 15% of the outstanding shares of any class of equity securities of the Company (or in the case of a person or group which beneficially owns more than 15% of the outstanding shares of any class of equity securities of the Company as of the date hereof, would result in such person or group increasing the percentage or number of shares of such class beneficially owned by such person or group) or the filing of a registration statement under the 1933 Act in connection therewith; (iv) any acquisition of 15% or more of the outstanding shares of capital stock of the Company or the filing of a registration statement under the 1933 Act in connection therewith or any other acquisition or disposition the consummation of which would prevent or materially diminish the benefits to the Buyers of the Transactions; or (v) any public announcement by the Company or any third party of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

               (c) "Alternative Transaction" means any of the transactions contemplated in the definition of Acquisition Proposal.

               (d) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

               (e) "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Georgia or the State of North Carolina.

               (f) "License Agreements" means any and all agreements (whether oral or written) to which Company or any of its Subsidiaries is a party or otherwise bound, (i) granting or obtaining any right to use or practice any rights under any Intellectual Property, or (ii) restricting the Company's (or such Subsidiary's) rights to use any Intellectual Property, including license agreements, development agreements, distribution agreements, settlement agreements, consent to use agreements, and covenants not to sue.

               (g) "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents.

               (h) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

               (i) "Principal Market" means the OTC Bulletin Board.

               (j) "SEC" means the United States Securities and Exchange Commission.

               (k) "Subsidiary" or "Subsidiaries" means each entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests).

               (l) "Superior Proposal" means any proposal made by a third party to acquire, directly or indirectly, including pursuant to a tender offer, exchange offer, merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or other similar transaction, not less than 51% of the shares of Company Common Stock then outstanding or all or substantially all of the assets of the Company which the Board of Directors of the Company determines in good faith (A) is more favorable to the stockholders of the Company from a financial point of view than the transactions contemplated by this Agreement (including any adjustment to the terms and conditions proposed in writing by the Buyers in response to such Acquisition Proposal), (B) is not subject to any material contingency, to which the other party thereto has not reasonably demonstrated in its written offer its ability to overcome or address, including the receipt of government consents or approvals, and (C) is reasonably likely to be consummated and is in the best interests of the stockholders of the Company.

               (m) "Tax" or "Taxes" means all federal, state, local and foreign income, gross receipts, profits, windfall profits, capital gains, franchise, sales, use, license, occupation, property, property transfer, capital stock, premium, excise, ad valorem, employment, payroll, withholding, estimated, severance, stamp, environmental, fuel, customs duties, social security, unemployment, disability, registration, value added, alternative or add-on minimum and other taxes, assessments or governmental charges of any nature, kind or character, and including any interest, additions to tax and penalties thereon.

               (n) "Tax Returns" means all returns, declarations, reports and forms, claims for refunds, or information returns and reports relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.

               (o) "Transaction Documents" has the meaning set forth in Section 3(b) above.

               (p) "Transfer Agent" means the transfer agent of the Company as set forth in Section 11(f) hereof or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

         11.   MISCELLANEOUS.

               (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the City of Atlanta, Georgia, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY

WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

               (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

               (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyers, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

               (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to WAG Holdings to:

                  WAG Holdings, LLC
                  1150 Hammond Drive
                  Suite A1200
                  Atlanta, Georgia  30328
                  Telephone:        770-522-1890
                  Facsimile:        770-730-2870
                  Attention:        William A. Goldstein

                  With a copy to:

                  Smith, Gambrell & Russell, LLP
                  1230 Peachtree Street, N.E., Suite 3100
                  Atlanta, Georgia  30309-3592
                  Telephone:    404-815-3632
                  Facsimile:    404-685-6932
                  Attention:    A. Jay Schwartz

         If to Hammer to:

                  Glen H. Hammer
                  c/o Warranty Corporation of America, Inc.
                  3110 Crossing Park Road
                  Norcross, GA 30071-1323
                  Telephone:    770-416-9222
                  Facsimile:    770-840-2071

                  With a copy to:

                  Smith, Gambrell & Russell, LLP
                  1230 Peachtree Street, N.E., Suite 3100
                  Atlanta, Georgia  30309-3592
                  Telephone:    404-815-3632
                  Facsimile:    404-685-6932
                  Attention:    A. Jay Schwartz


         If to Barkowitz to:

                  A. Randall Barkowitz
                  c/o Warranty Corporation of America, Inc.
                  3110 Crossing Park Road
                  Norcross, GA 30071-1323
                  Telephone:    770-416-9222
                  Facsimile:    770-840-2073

         If to the Company to:

                  Paladyne Corp.
                  1650A Gum Branch Road
                  Jacksonville, NC  28540
                  Telephone:    888-773-3501 ext. 6006
                  Facsimile:    910-455-1937
                  Attention:    Terrence Leifheit

                  With a copy to:

                  Thelen Reid & Priest LLP
                  875 Third Avenue
                  New York, NY 10022
                  Telephone:    212-603-6780
                  Facsimile:    212-603-2001
                  Attention:    Bruce A. Rich

         If to the Transfer Agent to:

                  American Stock Transfer & Trust Company
                  6201 15th Avenue
                  Brooklyn, NY 11219
                  Telephone:    212-936-5100
                  Facsimile:    212-921-8326
                  Attention:    Karen Lazar

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers, including by merger or consolidation. The Buyers may not assign their respective rights or obligations under this Agreement.

               (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

               (i) Publicity. The Buyers shall have the right to approve before issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyers, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Buyers shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

               (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               (k) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Buyers that except for Atkisson it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. Each Buyer represents and warrants to the Company that such Buyer has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyers harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

               (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (m) Remedies. The Buyers' remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyers under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyers contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the any Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement.

               (n) Changes to the Terms of this Agreement. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyers. The term "Agreement" and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

               (o) Enforcement Costs. If: (i) this Agreement is placed by any Buyer in the hands of an attorney for enforcement or is enforced by any Buyer through any legal proceeding; or (ii) an attorney is retained to represent any Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent any Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to such Buyer, as incurred by such Buyer, all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith, in addition to all other amounts due hereunder; provided, that in the case of payments pursuant to clause
(ii) above, the court in which the applicable proceedings are pending shall have approved such payments. In each instance, the Company shall use its reasonable best efforts to obtain such approval from such court.

               (p) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                    * * * * *

         IN WITNESS WHEREOF, the Buyers and the Company have caused this Stock Purchase Agreement to be duly executed as of the date first written above.



                                            THE COMPANY:

                                            PALADYNE CORP.

                                            By: /s/ Terrence J. Leifheit
                                               ---------------------------------
                                            Name:   Terrence Leifheit
                                            Title:  President


                                            BUYERS:


                                              /s/ A. Randall Barkowitz
                                            ------------------------------------
                                            A. RANDALL BARKOWITZ


                                            WAG HOLDINGS, LLC


                                            By: /s/ William A. Goldstein
                                               ---------------------------------
                                            Name:   William A. Goldstein
                                            Title:  Manager




                     [Signatures Continue on Following Page]

                  [Signature Page to Stock Purchase Agreement]



                                              /s/ Glen H. Hammer
                                            ------------------------------------
                                            GLEN H. HAMMER

                         PALADYNE CORP. SPECIAL MEETING
                         TO BE HELD ON FEBRUARY 4, 2003


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               The undersigned stockholder of PALADYNE CORP., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, dated January 10, 2003, and hereby constitutes and appoints Terrence J. Leifheit and James A. Rapp, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock, Series A Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock of the Company held by the undersigned at the Special Meeting of Stockholders of the Company to be held on February 4, 2003, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

               The undersigned hereby instructs said proxies or their substitutes:

          1. Authorization of a one-for-ten reverse stock split of the outstanding common stock of the Company.

                  FOR [  ]              AGAINST [  ]            ABSTAIN [  ]

          2. Approval of the Stock Purchase Agreement, dated January 9, 2003, among the Company and WAG Holdings, LLC, Glen H. Hammer and A. Randall Barkowitz (the "Buyers"), and the transactions contemplated thereby, including, without limitation, the sale to the Buyers of a number of shares of Common Stock equal to 70% of the post-reverse split, fully diluted shares outstanding of the Company.

                  FOR [  ]              AGAINST [  ]            ABSTAIN [  ]

          3. Amendment to the Certificate of Incorporation to change the name of the Company to "Market Central, Inc."

                  FOR [  ]              AGAINST [  ]            ABSTAIN [  ]

          4. Upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof.

               This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the three proposals.

                      PLEASE SIGN, DATE AND MAIL THIS PROXY
                      IMMEDIATELY IN THE ENCLOSED ENVELOPE.

                                            Name
                                            ___________________________________

                                            Name (if joint)
                                            ___________________________________

                                            Date.........................., 2003


                                Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.